      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                        ON MARCH 21, 2002
               1933 ACT FILE NO. 333-82890
                   1940 ACT FILE NO. 811-10577
   ___________________________________________________________

            U.S. SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM N-2
                (CHECK APPROPRIATE BOX OR BOXES)

  /X/   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
             /X/      PRE-EFFECTIVE AMENDMENT NO. 2
              / /      POST-EFFECTIVE AMENDMENT NO.

                             AND/OR

    /X/   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                           ACT OF 1940
                     /X/     AMENDMENT NO. 6

        EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:

          ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

             ADDRESS OF PRINCIPAL EXECUTIVE OFFICES
            (NUMBER, STREET, CITY, STATE, ZIP CODE):

                  1345 AVENUE OF THE AMERICAS
                    NEW YORK, NEW YORK 10105

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                         (212) 969-1000

    NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE)
                     OF AGENT FOR SERVICE:

                     EDMUND P. BERGAN, JR.
                ALLIANCE CAPITAL MANAGEMENT L.P.
                  1345 AVENUE OF THE AMERICAS
                    NEW YORK, NEW YORK 10105

                         WITH COPIES TO:

                      PATRICIA A. POGLINCO
                       SEWARD & KISSEL LLP
                     ONE BATTERY PARK PLAZA
                    NEW YORK, NEW YORK 10004

                           SARAH COGAN
                   SIMPSON, THACHER & BARTLETT
                      425 LEXINGTON AVENUE
                       NEW YORK, NY 10017

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
       AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                  THIS REGISTRATION STATEMENT.

IF ANY SECURITIES BEING REGISTERED ON THIS FORM WILL BE OFFERED ON A DELAYED OR CONTINUOUS BASIS IN RELIANCE ON RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED IN CONNECTION WITH A DIVIDEND REINVESTMENT PLAN, CHECK THE FOLLOWING
BOX.                                                         / /

It is proposed that this filing become effective (check appropriate box)

/X/ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                             Proposed     Maximum
Title of         Proposed    Maximum      Aggregate
Securities       Amount      Offering     Amount of
Being            Being       Price        Offering   Registration
Registered       Registered  Per Unit     Price (1)  Fee (2)

Preferred Shares,
$.001 par value  1,800       $25,000      $45,000,000  $4,140


The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.



(1) Estimated solely for the purpose of calculating the registration fee.

(2) The entire fee currently due is offset by amounts previously paid pursuant to filing of Pre-Effective
      Amendment No. 2 to the Registrant's Registration Statement
      (File Nos. 333-73156 and 811-10577) on January 25, 2002.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement relating to the securities filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS


                                  $45,000,000


                 Alliance New York Municipal Income Fund, Inc.

                           Auction Preferred Shares

                             900 Shares, Series M


                             900 Shares, Series T

                   Liquidation Preference $25,000 Per Share

                                 -------------

   Investment Objective. The Fund is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek to provide high current income exempt from regular federal, New York State and New York City income tax. The Fund cannot assure you that it will achieve its investment objective.


   Investment Policies. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal bonds paying interest that is exempt from regular federal, New York State and New York City income tax. Normally, the Fund will invest at least 75% of its net assets in investment grade municipal bonds (i.e., rated Baa or BBB or higher) or unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the alternative minimum income tax, but may invest without limit in municipal bonds paying interest that is subject to the alternative minimum tax.


                                 -------------


   Investing in the Fund's preferred shares involves certain risks. Before buying any preferred shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page 17. These risks are summarized in "Prospectus Summary--Special Risk Considerations" beginning on page 5.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 -------------


                                                                     Per
                                                                    Share     Total
                                                                    -----     -----
Public Offering Price                                              $25,000 $45,000,000
Sales Load                                                         $       $
Proceeds to the Fund/(1)/ (before expenses)                        $       $

--------

(1) Not including offering expenses payable by the Fund estimated to be $173,440.



   The Underwriters are offering preferred shares subject to certain conditions. The Underwriters expect to deliver the preferred shares to an investor's broker-dealer in book-entry form through the facilities of the
Depository Trust Company, on or about              , 2002.


                                 -------------

Salomon Smith Barney


                              Merrill Lynch & Co.





                                                                    UBS Warburg


      , 2002

  (Continued from previous page)


   The Fund is offering 900 shares of Series M Preferred Shares and 900 shares of Series T Preferred Shares (referred to together in this Prospectus as "Preferred Shares"). The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend
rate period will be     % and     % for Series M and Series T, respectively.
The initial rate period is from the date of issuance through           , 2002
for Series M and           , 2002 for Series T. For subsequent rate periods,
Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in the Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction and (2) purchases and sales will be settled on the next business day after the auction. Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.


   The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.


   You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated       , 2002, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 42 of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 227-4618 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the Underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the Underwriters are not, making an offer of Preferred Shares in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

                                 -------------

                               TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   1
Financial Highlights.......................................................   8
The Fund...................................................................   9
Use of Proceeds............................................................   9
Capitalization.............................................................  10
Portfolio Composition......................................................  10
The Fund's Investments.....................................................  11
Risks......................................................................  17
Management of the Fund.....................................................  21
Description of Preferred Shares............................................  23
The Auction................................................................  32
Description of Common Shares...............................................  35
Certain Provisions of the Charter Documents................................  36
Repurchase of Common Shares; Conversion to Open-End Fund...................  37
Tax Matters................................................................  38
Underwriting...............................................................  40
Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption Agent..  41
Legal Matters..............................................................  41
Table of Contents for the Statement of Additional Information..............  42

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information ("SAI"), including the Articles Supplementary attached as Appendix A to the SAI (the "Articles"), which describe the rights and preferences of the Preferred Shares. Capitalized terms used but not defined in this Prospectus shall have the meanings described in the Articles.


The Fund..............  Alliance New York Municipal Income Fund, Inc. (the
                          "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of New York State. The Fund's common shares ("Common Shares") are traded on the New York Stock Exchange ("NYSE") under the symbol AYN. As of March 8, 2002, the Fund had 4,781,667 Common Shares outstanding and net assets of $68,196,656.



The Offering..........  The Fund is offering 900 Series M Preferred Shares and
                          900 Series T Preferred Shares at a purchase price of $25,000 per share. The Preferred Shares are being offered through Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC (the "Underwriters"). See "Underwriting."


Investment Objective
  and Policies........  The Fund's investment objective is to seek to provide high current income exempt from regular federal, New York State and New York City income tax. Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal, New York State and New York City income tax ("New York Municipal Bonds"). As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in New York Municipal Bonds. In addition, the Fund will normally invest at least 75% of its net assets in New York Municipal Bonds that, at the time of investment, are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Service ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined to be of comparable quality by the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance"). The Fund may invest up to 25% of its net assets in New York Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics.

                        While the Fund intends to invest primarily in municipal
                          bonds that pay interest that is not subject to the federal alternative minimum tax

                          ("AMT"), it may invest without limit in AMT-subject municipal bonds. Investors who are subject to the AMT or would become subject to the AMT by investing in Preferred Shares should consult with their tax advisers before purchasing Preferred Shares. See "Tax Matters."

                        The Fund may at times use certain types of investment
                          techniques in managing the Fund's portfolio, which themselves may involve additional risks. The techniques include investment derivatives, such as futures contracts, options on futures contracts, options, and interest rate swaps, caps and floors.

                        The Fund cannot assure you that it will attain its
                          investment objective. See "The Fund's Investments."


Investment Adviser....  Alliance is the Fund's investment adviser. Subject to the supervision of the Board of Directors, Alliance provides investment advisory services and order placement facilities for the Fund. Alliance receives an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. Alliance is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services. See "Management of the Fund."


Trading Market........  The Preferred Shares are not listed on an exchange.
                          Instead, you may buy or sell Preferred Shares at an Auction that normally is held weekly by submitting orders to a Broker-Dealer or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of Auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.


                        The table below shows the first Auction Date for each
                          series of the Preferred Shares and the day on which each subsequent Auction will normally be held for each series of the Preferred Shares, which, if not a Business Day, will be the next preceding Business Day before a Subsequent Rate Period. The first Auction
                          Date will be       , 2002 for Series M Preferred
                          Shares and       , 2002 for Series T Preferred
                          Shares, in each case the Business Day before the Dividend Payment Date for the Initial Rate Period for each series of the Preferred

                          Shares. The start date for Subsequent Rate Periods normally will be the next Business Day following the Auction Date unless the then-current Rate Period is a Special Rate Period.




                                                        First Auction Subsequent
                        Series                              Date*      Auction
                        ------                          ------------- ----------
                        M..............................                Monday
                        T..............................                Tuesday

                        --------
                        * All dates are 2002.


Dividends and Rate
  Periods.............  The table below shows the dividend rate for the Initial
                          Rate Period of the Preferred Shares offered in this Prospectus. For Subsequent Rate Periods, the Preferred Shares will pay dividends based on a rate set at Auctions, normally held weekly, except in the case of Special Rate Periods. In most instances dividends are also paid weekly, on the Business Day following the end of the Rate Period, except in the case of Special Rate Periods of longer than 28 days. The rate set at Auction will not exceed the Maximum Rate. See "Description of Preferred Shares--Dividends and Dividend Periods--General."



                        The table below also shows the date from which
                          dividends on the Preferred Shares will accumulate at the initial rate, the Dividend Payment Date for the Initial Rate Period and the day on which dividends will normally be paid. If dividends are payable on a day that is not a Business Day, then your dividends will be paid on the first Business Day that falls after that day.

                        Finally, the table below shows the number of days in
                          the Initial Rate Period for the Preferred Shares. Subsequent Rate Periods may be as short as seven days but may be as long as 5 years in the case of a Special Rate Period. The Dividend Payment Date for Special Rate Periods of more than 28 days will be set out in the notice designating a Special Rate Period. See "Description of Preferred Shares--Dividends and Dividend Periods--Designation of Special Rate Periods."


                                                                         Number
                                                   Dividend              of Days
                                      Date of      Payment    Subsequent   of
                           Initial  Accumulation   Date for    Dividend  Initial
                           Dividend  at Initial  Initial Rate  Payment    Rate
                    Series   Rate      Rate*       Period*       Day     Period
                    ------ -------- ------------ ------------ ---------- -------
                      M...                                     Tuesday
                      T...                                    Wednesday

                        --------
                        * All dates are 2002.

Special Tax
  Considerations......  Because under normal circumstances the Fund will invest substantially all of its net assets in municipal bonds that pay interest that is exempt from regular federal, New York State and New York City income tax, distributions of the Fund's interest income that you receive will ordinarily be exempt from regular federal, New York State and New York City income taxes. However, a portion of such distributions may be subject to the AMT because the Fund may invest in AMT-subject municipal bonds. Net capital gain and other taxable income, if any, earned by the Fund will be allocated proportionately to holders of Common Shares ("Common Shareholders") and Preferred Shares ("Preferred Shareholders") based on the percentage of total dividends paid to each class for that year. Distributions of any such net capital gain or other taxable income will be taxable to shareholders. The Fund intends to notify Preferred Shareholders, before any applicable Auction for a Rate Period of 28 days or less, of the amount of any federal taxable income and gain to be paid for the period relating to that Auction. For longer rate periods, the Fund may also notify Preferred Shareholders although it is not required to do so. In certain circumstances, the Fund will make Preferred Shareholders whole for taxes owing on dividends paid to Preferred Shareholders that include taxable income and gain. The Fund will provide notice of the amount of taxable income and gain to Preferred Shareholders. See "Tax Matters."



Ratings...............  Shares of each series of the Preferred Shares will be issued with a rating of Aaa from Moody's and AAA from S&P. Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."




Redemption............  Although the Fund will not ordinarily redeem the
                          Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances. See "Description of Preferred Shares--Redemption" and "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

Liquidation Preference  The liquidation preference of the shares of each series of the Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of Preferred
                          Shares--Liquidation."

Voting Rights.........  The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 (the "1940 Act") and Maryland law. See "Description of Preferred Shares--Voting Rights" and "Certain Provisions of the Charter Documents."

Special Risk
  Considerations......  Risks of investing in the Preferred Shares include:

                        Auction Risk.  You may not be able to sell the
                          Preferred Shares at an Auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. As a result, your investment in the Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund are obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem the Preferred Shares in the event of a failed Auction.


                        Ratings and Asset Coverage Risk.  A Rating Agency could
                          downgrade the Preferred Shares, which could affect their liquidity and value. In addition, the Fund may be forced to redeem the Preferred Shares to meet regulatory or Rating Agency requirements. The Fund may also voluntarily redeem the Preferred Shares under certain circumstances.


                        Secondary Market Risk.  You could receive less than the
                          price you paid for the Preferred Shares if you sell them outside of an Auction, especially when market interest rates are rising. Although the Broker-Dealers may maintain a secondary trading market in the Preferred Shares outside of Auctions, they are not obligated to do so, and no secondary market may develop or exist at any time for the Preferred Shares.

                        General risks of investing in the Fund include:

                        Limited Operating History.  The Fund is a recently
                          organized, non-diversified, closed-end management investment company, which has been operational for less than three months.

                        Interest Rate Risk.  This is the risk that changes in
                          interest rates will adversely affect the yield or value of the Fund's investments in New York Municipal Bonds. Generally, when market interest rates fall, municipal bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of longer-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share net asset value ("NAV") and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. If long-term rates rise, the value of the Fund's investment portfolio may decline, reducing asset coverage on the Preferred Shares.

                        Credit Risk.  Credit risk is the risk that one or more
                          municipal bonds in the Fund's portfolio will decline in price, or that its issuer will fail to pay interest or principal when due, because the issuer of the municipal bond experiences a decline in its financial status. The Fund may invest up to 25% (measured at the time of investment) of its net assets in municipal bonds that are rated below investment grade or, if unrated, determined to be of comparable quality by Alliance. The prices of these lower grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade municipal bonds. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies. Any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in the redemption of some or all of the Preferred Shares.

                        Concentration Risk.  The Fund's policy of investing
                          substantially all of its assets in New York Municipal Bonds makes the Fund more susceptible to adverse economic, political or regulatory risks affecting the issuers of such municipal bonds. While New York State (the "State") is one of the wealthier states in the nation, both the State and New York City are dependent on the finance and service sectors and are susceptible to downturns in these sectors. In the near term, the most significant risks to the economies of the State and New York City revolve around the impact of the terrorist attacks on the World Trade Center on September 11, 2001. For a discussion of economic and other conditions in New York, see "Risks--Concentration Risk" and Appendix D in the SAI.

                        Leverage Risk.  The Fund uses financial leverage for
                          investment purposes. Leverage risk includes the risk associated with the issuance of the Preferred Shares to leverage the Common Shares. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged, and the Fund's ability to pay dividends and to meet its asset coverage tests would be reduced.

                          Investment by the Fund in derivative instruments may amplify the effects of leverage. See "The Fund's Investments" for a discussion of derivative instruments.

                          Because the management fees received by Alliance are based on the total net assets of the Fund (including assets acquired with the proceeds of the Preferred Shares), Alliance has a financial incentive for the Fund to use leverage and issue Preferred Shares.

                        Municipal Bond Market Risk.  This is the risk that
                          special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in municipal bonds or other municipal securities. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly below investment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

                        Non-Diversification.  Because the Fund is classified as
                          "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                        Anti-Takeover Provisions.  The Fund's Charter (the
                          "Charter") and Bylaws (together, the "Charter Documents") include provisions that could limit (i) the ability of other entities or persons to acquire control of the Fund; (ii) the Fund's freedom to engage in certain transactions; or (iii) the ability of the shareholders to amend the Charter Documents, effect changes in the Fund's management, or convert the Fund to open-end status. See "Certain Provisions of the Charter Documents."

                             FINANCIAL HIGHLIGHTS




   Information contained in the table below under "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's operations on January 30, 2002 until March 8, 2002. Since the Fund was recently organized, the table covers approximately six weeks of operations, during which a portion of the Fund's assets was held in temporary investments pending investment in municipal bonds that meet the Fund's investment objective and policies. Accordingly, the information may not provide a meaningful picture of the Fund's operating performance.



                                                                 For the period
                                                              January 30, 2002/(a)/
                                                                    through
                                                                 March 8, 2002
                                                                  (Unaudited)
                                                              --------------------
Per Share Operating Performance:
Net asset value, beginning of period.........................       $ 14.33
Net investment income/(b)(c)/................................           .06
Net realized and unrealized loss on investment transactions..          (.10)
Offering costs...............................................          (.03)
                                                                    -------
Net asset value, end of period...............................       $ 14.26
                                                                    =======
Market value, end of period..................................       $ 15.01
Total investment return based on:/(d)/
Market value.................................................           .07%
Net asset value..............................................          (.49%)
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)....................       $68,197
Ratio of expenses to average net assets before fee waivers ..          1.01%*
Ratio of net investment income to average net assets before
  fee waivers ...............................................          3.43%*
Ratio of expenses to average net assets  net of fee waivers .           .71%*
Ratio of net investment income to average  net assets net of
  fee waivers ...............................................          3.73%*
Portfolio turnover rate......................................             3%

--------

*  Annualized.


(a) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.


(b) Based on average shares outstanding.




(c) Net of fees waived by Alliance.


(d) Total investment return is calculated assuming a purchase of Common Shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

                                   THE FUND


   The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on November 9, 2001. On January 31, 2002, the Fund issued an aggregate of 4,575,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof. On February 28, 2002, the Fund issued an additional 200,000 Common Shares and on March 15, 2002, the Fund issued an additional 45,000 Common Shares in connection with the exercise by the Underwriters of the over-allotment option. The Fund's Common Shares are traded on the NYSE under the symbol AYN. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 969-1000. The Fund is designed to provide tax benefits to investors who are residents of New York State.



   The following provides information about the Fund's outstanding shares as of March 8, 2002:



                                                        Amount Held
                                           Amount     by the Fund or    Amount
Title of Class                           Authorized   for its Account Outstanding
--------------                          ------------- --------------- -----------
Common................................. 1,999,998,200        0         4,781,667
Preferred..............................         1,800        0                 0
   Series M............................           900        0                 0
   Series T............................           900        0                 0


                                USE OF PROCEEDS


   The net proceeds of this offering will be approximately $44,376,560 after payment of the estimated organizational and offering costs. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund presently anticipates that it will be able to invest substantially all of the net proceeds in municipal bonds that meet its investment objective and policies within three months after the completion of the offering. Pending such investment, the Fund anticipates that the proceeds of the offering will be primarily invested in high-quality short-term tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate term securities), although the Fund may invest in short-term taxable investments to the extent that suitable tax-exempt investments are not available.

                                CAPITALIZATION


   The following table sets forth the unaudited capitalization of the Fund as of March 8, 2002, and as adjusted, to give effect to the issuance of 45,000 Common Shares on March 15, 2002, as well as the issuance of the Preferred Shares offered hereby.



                                                          Actual        As Adjusted
                                                        -----------  ------------------
                                                                  (Unaudited)
Composition of Net Assets:
   Preferred Shares, $.001 par value per share,
     $25,000 liquidation preference per share; 1,800
     authorized (no shares issued, and 1,800 shares
     issued as adjusted, respectively)................. $        --        $ 45,000,000
   Common Shares, $.001 par value per share;
     1,999,998,200 shares authorized, 4,781,667 shares
     outstanding and 4,826,667 shares outstanding as
     adjusted, respectively*...........................       4,782               4,827
   Additional paid-in capital**........................  68,349,148          68,368,938
   Undistributed net investment income.................     258,139             258,139
   Accumulated net realized gain on investment
     transactions......................................      23,825              23,825
   Net unrealized depreciation of investments..........    (439,238)           (439,238)
                                                        -----------  ------------------
   Net assets.......................................... $68,196,656        $113,216,491
                                                        ===========  ==================

--------
*  None of these outstanding shares are held by or for the account of the Fund.

** As adjusted additional paid-in capital reflects the proceeds of the issuance of 4,826,667 Common Shares ($69,142,005) less the Common Shares at $.001 par value ($4,827) and the offering costs of $.03 per Common Share ($144,800) as well as a reduction for the sales load and estimated offering costs of the Preferred Share issuance ($623,440).


                             PORTFOLIO COMPOSITION


   As of March 8, 2002, 92.86% of the market value of the Fund's portfolio was invested in long-term municipal bonds and 7.14% of the market value of the Fund's portfolio was invested in short-term municipal bonds. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of March 8, 2002.



Moody's/S&P Credit Rating                                      Value    Percent
-------------------------                                   ----------- -------
Aaa/AAA.................................................... $11,656,191 16.98%
Aaa/NR /(1)/...............................................   9,014,068 13.13%
Aa/AA......................................................   2,424,775  3.53%
Aa/NR /(1)/................................................   2,081,034  3.03%
A/A........................................................   9,896,681 14.42%
A/NR /(1)/.................................................   3,268,122  4.76%
Baa/A......................................................   3,232,060  4.71%
Baa/BBB....................................................   8,749,890 12.75%
NR/AAA /(2)/...............................................   1,154,087  1.68%
NR/AA /(2)/................................................   2,826,538  4.12%
Unrated /(3)/..............................................   9,441,932 13.75%
Short-Term.................................................   4,900,000  7.14%
                                                            ----------- ------
   Total................................................... $68,645,378 100.0%
                                                            =========== ======

--------

(1) Rated by Moody's but not by S&P.


(2) Not rated by Moody's but rated by S&P.


(3) Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by Alliance as being of comparable credit quality to rated securities in which the Fund may invest. See "The Fund's Investments--Investment Objectives and Policies."

                            THE FUND'S INVESTMENTS

Investment Objective and Policies

  Investment Objective.

   The Fund's investment objective is to seek to provide high current income exempt from regular federal, New York State and New York City income tax.

  Investment Policies.

   Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its net assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from regular federal, New York State and New York City income tax. As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in New York Municipal Bonds. The Fund will normally invest at least 75% of its net assets in New York Municipal Bonds that, at the time of investment, are of investment grade quality. Investment grade quality municipal bonds are those rated within the four highest grades (Baa or BBB or better) by Moody's, S&P or Fitch, or, if unrated, determined to be of comparable quality by Alliance. The Fund may invest up to 25% of its net assets in New York Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, determined to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. See "Risks--Concentration Risk" below and Appendix D of the SAI for a general description of the economic and credit characteristics of municipal issuers in New York.

   The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Alliance subsequently downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B to the SAI.

   While the Fund intends to invest primarily in municipal bonds that pay interest that is not subject to the AMT, it may invest without limit in municipal bonds that pay interest that is subject to the AMT. Investors who are subject to the AMT or would become subject to the AMT by investing in Preferred Shares should consult with their tax advisers before purchasing Preferred Shares. Special AMT rules apply to corporate holders of Preferred Shares. In addition, any capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

   The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of the investment company's expenses in addition to the Fund's own expenses. See "--Other Investment Companies" below.

   The Fund may purchase municipal bonds that are subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated A or higher by Moody's, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Common Shares.

   For temporary or for defensive purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal, New York State and New York City income taxes. For more information, see "Tax Matters" in the SAI.

   The Fund's investment objective, its policy of investing at least 80% of its net assets in New York Municipal Bonds, and its investment restrictions (see "Investment Restrictions" in the SAI) are fundamental and, under the 1940 Act, cannot be changed without the approval of a "majority of the outstanding" voting shares of the Fund. A "majority of the outstanding" voting shares of the Fund (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund's investment objective and fundamental policies may not be changed without the approval of a majority of the outstanding Common Shares and Preferred Shares voting together and a majority of the outstanding Preferred Shares voting separately by class. See "Description of Preferred Shares--Voting Rights" below for additional information with respect to the voting rights of Preferred Shareholders. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

Municipal Bonds

   Municipal bonds are typically classified as either general obligation or revenue (or special tax) bonds and are typically issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when Alliance believes the issuer has a strong incentive to continue making appropriations until maturity.

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The New York Municipal Bonds in which the Fund invests are generally issued by the State, a city in the State, or a political subdivision, agency, authority or instrumentality of the State or such city.

   The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Other Municipal Securities

   The Fund intends to invest a substantial portion of its assets in longer-term municipal bonds, but it may, although it does not currently intend to do so, invest in municipal notes, which may be either general obligation or revenue securities. These securities are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

   Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

   Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, long-term municipal bonds provide the money for the repayment of the notes.

   Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Derivatives

   The Fund may use derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Generally, there are four types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances. Derivatives can be used to earn income or protect against risk, or both. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investment portfolio, or to obtain exposure to otherwise inaccessible markets. The Fund will generally use derivatives primarily as direct investments in order to enhance yields. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The successful use of derivatives depends upon Alliance's ability to assess the risk that a derivative adds to the Fund's portfolio and to forecast price and interest rate movements correctly. Since many derivatives may have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative.

   Futures Contracts and Options on Futures Contracts. While the Fund does not currently intend to do so, it may buy and sell futures contracts on municipal securities or U.S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U.S. Government securities.

   Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased, and futures contracts purchased and sold, by the Fund will be traded on U.S. exchanges and will be used only for hedging purposes.

   Interest Rate Transactions (Swaps, Caps, and Floors). While the Fund does not currently intend to do so, it may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

   Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this Prospectus, thus effectively subjecting Common Shareholders to increased leverage. As discussed under the section entitled "Risks," the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors, including expenses and leverage when evaluating the investment merits of an investment in another investment company relative to available municipal bond investments.

Repurchase Agreements

   While the Fund does not currently intend to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund will require continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Variable and Floating Rate Instruments

   Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

   The Fund may invest in variable rate demand notes, which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

   The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

When-Issued, Delayed Delivery and Forward Commitment Transactions

   The Fund may purchase or sell municipal bonds on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

   When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

   The use of forward commitments may help the Fund protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 10% of its total assets.

   The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Fund will enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Zero Coupon Bonds

   Zero coupon bonds are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such securities. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Even though the Fund does not receive any interest on zero coupon bonds during their life, it nonetheless accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. Zero coupon bonds usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Future Developments

   The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

                                     RISKS

   Risk is inherent in all investing. Investing in any investment company security involves risks, including the risks that you may receive little or no return on your investment or even that you may lose all or part of your investment. Therefore, you should consider carefully the following risks before investing in the Preferred Shares.

Risks of Investing in Preferred Shares

Auction Risk

   You may not be able to sell the Preferred Shares at an Auction if the Auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain Preferred Shares) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the Auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

Secondary Market Risk

   The Preferred Shares may be illiquid because you may not be able to sell any or all of your shares if you try to sell the Preferred Shares between Auctions. Also, you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Rate Period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for the Preferred Shares are not required to maintain this market, and the Fund is not required to redeem shares if either an Auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares are not registered on a stock exchange or the NASDAQ stock market. If you sell the Preferred Shares to a Broker-Dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction. Accrued Preferred Share dividends, however, should at least partially compensate for any increased market interest rates.

Ratings and Asset Coverage Risk

   While Moody's and S&P assign ratings of Aaa or AAA to the Preferred Shares, the ratings do not eliminate or necessarily mitigate the risks of investing in the Preferred Shares. A rating agency could downgrade the Preferred Shares, which may make your shares less liquid at an Auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades the Preferred Shares, the Fund will alter its portfolio or redeem the Preferred Shares. The Fund may voluntarily redeem the Preferred Shares under certain circumstances. See "Description of Preferred
Shares -- Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

General Risks of Investing in the Fund

Recently Organized

   The Fund is a recently organized, non-diversified, closed-end management investment company and has limited operating history.

Interest Rate Risk

   Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, when interest rates fall, bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share NAV and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

   The Fund issues Preferred Shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Share rates may rise so that the amount of dividends paid to the Preferred Shareholders exceeds the income from the portfolio securities purchased with the proceeds from the sale of the Preferred Shares. See "--Leverage Risk." Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Share offering) is available to pay the Preferred Share dividends, however, the Preferred Share dividend rates would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay the Preferred Share dividends would be jeopardized. If long-term rates rise, the value of the Fund's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Credit Risk

   Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or that the issuer will fail to pay interest or principal when due because the issuer of the bond experiences a decline in its financial status. Because the primary source of income for the Fund is the interest and principal payments on the municipal bonds in which it invests, any default by an issuer of a municipal bond could have a negative impact on the Fund's ability to pay dividends on the Preferred Shares and could result in redemption of some or all of the Preferred Shares. In general, lower-rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's NAV or dividends. The Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade by Moody's, S&P or Fitch or that are unrated but determined to be of comparable quality by Alliance. The prices of these lower-grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

Concentration Risk

   As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in New York Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New York Municipal Bonds. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State.

   The State remains one of the wealthier states in the nation. However, forecasts for the State economy predicted, and events to date have confirmed, slower growth in 2001. Unemployment in 2000 averaged 4.6 percent, but employment is expected to grow a modest 0.4 percent in 2001 and decline 1.2 percent in 2002. Personal income grew by 7.5 percent in 2000, fueled in part by a large increase in finance sector bonus payments at the beginning of the year and strong growth in total employment. Personal income is anticipated to grow by 2.8 percent in 2001, followed by growth of 1.3 percent in 2002. The slowdown in growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the finance sector.

   Overall, the economies of the State, and particularly of New York City (the "City"), are dependent on the strength of the finance and services sectors. The U.S. stock markets have recently experienced a period of increased volatility. Both the State and City remain susceptible to downturns in the finance sector and stock market, which could cause additional adverse changes in wage and employment levels. Several indicators, including employment, industrial production, real income and sales, have recently provided evidence that the economy is slowing. In the near term, the most significant risks to the economies of the State and the City revolve around the impact of the terrorist attacks on the World Trade Center on September 11, 2001. The State's Division of the Budget estimates that tens of thousands of jobs may have been lost or displaced from New York, at least temporarily, due to the events of September
11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of whom have been either laid off or re-located out-of-state.

   Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas. Upstate and downstate areas have been hampered in part by the State's very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   As of December 20, 2001, Moody's rated the City's outstanding general obligation bonds A2, S&P rated such bonds A and Fitch rated such bonds A+. As of December 20, 2001, Moody's had given the State's general obligation bonds a rating of A2, S&P had given the bonds a rating of AA, and Fitch had given the bonds a rating of AA. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of tax-exempt securities of other issuers in which the Fund may invest. Furthermore, it cannot be assumed that the City or the State will maintain their current credit ratings.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of New York Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of New York Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

   For a more detailed description of these and other risks affecting investment in New York Municipal Bonds, see "Appendix D--Factors Pertaining to New York" in the SAI.

Leverage Risk

   The Fund uses leverage for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Common Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower NAV than if the Fund were not leveraged and the Fund's ability to pay dividends and meet its asset coverage on the Preferred Shares would be reduced. Because the long-term municipal bonds in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. Similarly, any decline in the value of the Fund's investments could result in the Fund being in danger of failing to maintain the required 200% asset coverage or of losing its ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and NAV if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may also invest in derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's NAV per share and income and distributions to Common Shareholders. See "The Fund's Investments" and the SAI under "Investment Objective and Policies--Derivative Investments."

Derivatives Risk

   The Fund may use derivatives to achieve its investment objective. In addition to the credit risk of the counterparty to a derivatives transaction, derivatives involve the risk of difficulties in pricing and valuation and the risks that changes in value of a derivative may not correlate perfectly with relevant underlying assets, rate or indexes.



Municipal Bond Market Risk

   This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in New York Municipal Bonds or other municipal securities. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be the case for a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade municipal bonds in which the Fund may invest, also tends to be less developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage any assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.


Non-Diversification Risk


   Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

Reinvestment Risk

   Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Fund's NAV or reduce asset coverage on the Preferred Shares.

Inflation Risk

   Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Preferred Shares or the income from that investment will be less in the future. During any periods of rising inflation, however, Preferred Share dividend rates are expected, through the auction process, to increase, tending to reduce this risk.

                            MANAGEMENT OF THE FUND

Directors and Officers

   The Fund's business and affairs are managed under the direction of the Fund's Board of Directors. There are currently eight Directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and seven of whom are not "interested persons." The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisory Services


   Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser. Alliance is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. Alliance provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions, and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities; individual investors by means of retail mutual funds sponsored by Alliance; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

   Alliance provides investment advisory services and order placement facilities for the Fund. For these services, the Fund pays Alliance a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and also reimburses Alliance for the cost of providing certain administrative services. For the first ten years of the Fund's operations, Alliance will voluntarily waive a portion of its fees or reimburse the Fund for certain expenses in the amounts, and for the time periods, described below:


                                                              PERCENTAGE WAIVED
                                                                OR REIMBURSED
                                                               (AS A PERCENTAGE
                                                                  OF AVERAGE
YEAR ENDING JANUARY 31                                        DAILY NET ASSETS)*
----------------------                                        ------------------
2003**.......................................................        .30%
2004.........................................................        .30%
2005.........................................................        .30%
2006.........................................................        .30%
2007.........................................................        .30%
2008.........................................................        .25%
2009.........................................................        .20%
2010.........................................................        .15%
2011.........................................................        .10%
2012.........................................................        .05%

--------
 * Including net assets attributable to the Preferred Shares.
** From the commencement of operations.


   Alliance has not agreed to waive its fees or reimburse the Fund for any portion of its expenses beyond January 31, 2012.


   The employees of Alliance principally responsible for the Fund's investment program will be Mr. David M. Dowden and Mr. Terrance T. Hults. Mr. Dowden is a Vice President of Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, with which he has been associated since 1994 serving in the capacity of management of municipal securities investments. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995 serving in the capacity of management of municipal securities investments.

   The Fund's SAI includes more detailed information about Alliance and other Fund service providers.

Legal Proceedings

   On April 25, 2001, an amended class action complaint entitled Miller et al.
v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

   The allegations in the amended Miller complaint concern six mutual funds with which Alliance has investment advisory agreements, including the Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, The Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested persons under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.


   Alliance has informed the Fund that it believes that the plaintiffs' allegations are without merit and intends to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition. On March 13, 2002, the Court granted the defendants' motion to dismiss and dismissed the complaint without prejudice. The plaintiffs have until April 1, 2002 to file an amended complaint.



   On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance and Alliance Premier Growth Fund ("Premier Growth Fund") alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to Premier Growth Fund because one of the directors of Alliance served as a director of Enron Corp. ("Enron") when Premier Growth Fund purchased shares of Enron and, as a consequence thereof, the investment advisory fees paid to Alliance by the Premier Growth Fund should be returned as a means of recovering for Premier Growth Fund the losses plaintiffs alleged were caused by the alleged breach of the duty of loyalty. Plaintiffs seek recovery of fees paid by Premier Growth Fund to Alliance during the twelve months preceding the lawsuit. On December 21, 2001, a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in federal district court in the Middle District of Florida, Tampa Division, against Alliance and Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On December 26, 2001, a complaint entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in federal district court in the District of New Jersey against Alliance and Premier Growth Fund. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in federal district court in the District of New Jersey against Alliance and Premier Growth Fund. The allegations and relief sought in the Roffe Complaint and the Tatem Complaint are virtually identical to the Benak Complaint. Alliance has informed the Fund that it believes the plaintiffs' allegations in the Benak Complaint, Roy Complaint, Roffe Complaint and Tatem Complaint are without merit and intends to vigorously defend against these allegations.


   The Fund is not a party to the above litigation and does not currently own bonds or other securities of Enron. The Fund may, however, in the future determine to invest in accordance with its investment objective and strategies in municipal bonds issued for private activities that fund industrial development or other projects that may be sponsored by Enron or its affiliates. While Alliance has no knowledge of additional litigation involving issues concerning Enron similar to those alleged in the litigation described above, it is unable to conclude whether or not additional actions may be filed or, if filed, to evaluate the impact of these actions on Alliance's results of operations or financial condition.

                        DESCRIPTION OF PREFERRED SHARES

   The following is a brief description of the terms of the Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the Preferred Shares in the Articles attached as Appendix A to the SAI.

General


   The Articles currently authorize the issuance of 900 Series M Preferred Shares and 900 Series T Preferred Shares. The Fund's Charter provides that the Board of Directors may classify or reclassify, from time to time, any unissued shares of stock of the Fund, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions of or rights to require redemption of the stock. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

   Each series of Preferred Shares will rank on parity with any other series of Preferred Shares, and with any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares have one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and, subject to matters discussed in the Articles, non-assessable and have no preemptive or conversion rights or rights to cumulative voting.

Dividends and Dividend Periods


   General. Preferred Shareholders will be entitled to receive dividends that may vary for successive Dividend Periods. The Initial Rate Period of a series
of Preferred Shares will be a period consisting of    days for Series M
Preferred Shares and     days for Series T Preferred Shares. In general,
subsequent Rate Periods of a series of Preferred Shares will be a Minimum Rate Period of seven days in length. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on a Business Day next preceding the start of the Dividend Period.



   Dividends with respect to the Initial Rate Period shall be payable, when, as and if authorized by the Board and declared by the Fund on (a) Series M
Preferred Shares, on         , 2002, and thereafter on each Tuesday; and (b)
Series T Preferred Shares, on         , 2002, and thereafter on each Wednesday;
provided, however, that if dividends are payable on a day that is not a Business Day, then such dividends will be paid on such shares on the first Business Day that falls after that day. The Fund may specify different Dividend Payment Dates in respect of any Special Rate Period of more than 28 Rate Period Days.



   The amount of dividends per share of a series of Preferred Shares on any date on which dividends shall be payable shall be computed by multiplying (i) the Applicable Rate for the shares in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid, (ii) a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days or 360 for all other Dividend Periods, and (iii) $25,000.



   Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same day funds to Agent Members, who are in turn expected to distribute such dividend payments to the persons for whom they are acting as agents.



   Dividends on each series of Preferred Shares will accumulate from the Date of Original Issue. The dividend rate for Preferred Shares of a particular
series for the Initial Rate Period shall be   % and   % per annum for Series M
and Series T, respectively. For each Subsequent Rate Period of a series of Preferred Shares, the dividend rate for such shares will be the Applicable Rate that the Auction Agent advises the Fund results from an Auction.





   Except during a Non-Payment Period, the Applicable Rate for any Dividend Period for the Preferred Shares will not be more than the Maximum Rate applicable to such shares. The Maximum Rate for each series of Preferred Shares will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The Maximum Rate for a series of Preferred Shares will be:



   (a) for any Auction Date that is not immediately prior to any proposed Special Rate Period, the product of (x) the Reference Rate and (y) the Rate Multiple, unless the series has or had a Special Rate Period of more than 28 days and an Auction, at which Sufficient Clearing Bids existed, has not occurred for a Minimum Rate Period in which case the Maximum Rate will be the higher of:



      (i) the dividend rate for the then-ending Rate Period or


     (ii) the product of (x) the higher of (1) if the then-ending Rate Period was 364 days or less, the Reference Rate, or if the then-ending Rate Period was more than 364 days, the Treasury Note Rate, and (2) for a Special Rate Period of 364 days or less, the Reference Rate, or for a Special Rate Period of more than 364 days, the Treasury Note Rate and
          (y) the Rate Multiple;



   (b) for any Auction Date that is immediately prior to any proposed Special Rate Period, the product of:



      (i) the highest of (x) if the then-ending Rate Period was 364 days or less, the Reference Rate, or if the then-ending Rate Period was more than 364 days, the Treasury Note Rate, (y) for a Special Rate Period of 364 days or less, the Reference Rate, or for a Special Rate Period of more than 364 days, the Treasury Note Rate, or (z) for Minimum Rate Periods, the Reference Rate; and



     (ii) the Rate Multiple.



   If an Auction for any Subsequent Rate Period of any series of Preferred Shares is not held for any reason other than as described below, the dividend rate on shares of the series for the Subsequent Rate Period will be the Maximum Rate.



   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any series of Preferred Shares during any Rate Period thereof (other than any Special Rate Period of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured):



   (a) but if, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, the failure shall have been cured and the Fund shall have paid a Late Charge, no Auction will be held in respect of the shares of the series for the first Subsequent Rate Period thereafter and the dividend rate will be the Maximum Rate for that Subsequent Rate Period;



   (b) and if, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, the failure shall not have been cured or the Fund shall not have paid a Late Charge, no Auction will be held in respect of the shares of the series for the first Subsequent Rate Period thereafter (or for any Rate Period thereafter to and including the Rate Period during which the failure is cured and the Late Charge is paid, which may be paid only in the event Moody's is rating the shares at the time the Fund cures the failure) and the dividend rate for shares of the series for each Subsequent Rate Period shall be at a rate per annum equal to the Maximum Rate for that Subsequent Rate Period (but with the prevailing rating for shares of the series, for purposes of determining the Maximum Rate, being deemed to be below 'ba3'/BB2).




   If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, any series of Preferred Shares during a Special Rate Period thereof of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period of more than 364 Rate Period Days during which such a failure occurred that has not been cured, and such failure shall not have been cured or the Fund shall not have paid a Late Charge, as described more fully in the Articles, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof (or for any Rate Period thereof thereafter to and including the Rate Period during which such failure is so cured and such Late Charge so paid) (such Late Charge to be paid only in the event Moody's is rating such shares at the time the Fund cures such failure), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for each such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "below 'ba3'/BB2").


   A failure to pay dividends on, or the redemption price of, any series of Preferred Shares shall have been cured with respect to any Rate Period thereof if, within the respective time periods described in the Articles, the Fund shall have paid to the Auction Agent (a) all accumulated and unpaid dividends on the shares of such series and (b) without duplication, the redemption price for shares, if any, of such series for which notice of redemption has been mailed by the Fund; provided, however, that the foregoing clause (b) shall not apply to the Fund's failure to pay the redemption price in respect of Preferred Shares when the related notice of redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such notice of redemption.

   Gross-up Payments. Holders of Preferred Shares are entitled to receive, when, as and if authorized by the Board, out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, dividends in an amount equal to the aggregate Gross-up Payments in accordance with the following:




   If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for regular federal income tax purposes to a dividend paid on shares of Preferred Shares without having given advance notice thereof to the Auction Agent as described below under "The Auction--Auction Procedures" (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding Preferred Shares or the liquidation of the Fund, the Fund will, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares (initially Cede & Co., as nominee of the Securities Depository) that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.



   If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of Preferred Shares, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each holder of shares that was entitled to such dividend payment during such calendar year at such holder's address as the same appears or last appeared on the stock books of the Fund.



   A Gross-up Payment means payment to a holder of Preferred Shares of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such Gross-up Payments relates, would cause such holder's dividends in dollars (after federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations would have been excludable from the gross income of such holder. Such Gross-up Payment will be calculated: (a) without consideration being given to the time value of money; (b) assuming that no holder of Preferred Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and
(c) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Internal Revenue Code or successor provisions) would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular federal and New York personal income tax rate applicable to ordinary income (taking into account the federal income tax deductibility of state and local taxes paid or incurred) or net capital gain, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gain, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.


   Restrictions on Dividends and Other Distributions. Except as otherwise described herein, for so long as any of the Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to, or on parity with, Preferred Shares as to the payments of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares or other such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to the shares of Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) full cumulative dividends on shares of each series of Preferred Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (b) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto. Except as otherwise described herein, for so long as any of the Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to shares of Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to shares of Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of the Fund's portfolio would at least equal the Preferred Shares Basic Maintenance Amount in accordance with guidelines of the rating agency or agencies then rating the Preferred Shares.

   Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each series of Preferred Shares through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of Preferred Shares through its most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

   Designation of Special Rate Periods. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a particular series of Preferred Shares as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. A designation of a Special Rate Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to holders of such series and the Auction Agent, (b) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give Preferred Shareholders notice of a Special Rate Period as provided in the Articles.

Redemption


   Mandatory Redemption. In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the lesser of (a) the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be, or (b) the number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter, including the Articles, and applicable law.


   Optional Redemption. Preferred Shares of each series are redeemable, at the option of the Fund:


      (a) as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (i) shares of such series may not be redeemed in part if after such partial redemption fewer than 250 shares of such series would remain outstanding; (ii) a series of Preferred Shares are redeemable by the Fund during the Initial Rate Period only on the second Business Day next preceding the last Dividend Payment Date for the Initial Rate Period; and (iii) the notice establishing a Special Rate Period of shares of the series, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of the series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in clause (b) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and


      (b) as a whole but not in part, out of funds legally available therefor in accordance with the Charter, including the Articles, and applicable law, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

   Notwithstanding the foregoing, if any dividends on a series of Preferred Shares (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, holders of all outstanding shares of such series.

Liquidation

   Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of stock of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any applicable Gross-up Payments in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund.

   Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.


   In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of the Fund or otherwise, is permitted under Maryland law, amounts that would be needed if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of the Preferred Shares will not be added to the Fund's total liabilities.


Rating Agency Guidelines and Asset Coverage


   The Fund is required under the 1940 Act and Moody's and S&P guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets. The Preferred Shares Basic Maintenance Amount includes, among other things, the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.



   The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940

Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its common shares or 1940 Act Preferred Shares Asset Coverage). Based on the composition of the portfolio of the Fund and market conditions as of March 8, 2002, and as adjusted, to give effect to the issuance of 45,000 Common Shares on March 15, 2002, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance on the date thereof of all Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto estimated at $623,440, would have been computed as follows:



           Value of Fund assets less liabilities
             not constituting senior securities                  $113,216,491
------------------------------------------------------------  =  ------------  =  251%
Senior securities representing indebtedness plus liquidation     $ 45,000,000
               value of the Preferred Shares


   In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" above.


   The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board may in its sole discretion modify the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if necessary or appropriate with respect to the Preferred Shares if the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such modification would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares.


   As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a nationally recognized statistical rating organization.

   A rating agency's guidelines will apply to the Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's or S&P, or both, for rating the Preferred Shares.

Voting Rights

   Except as otherwise provided in this Prospectus and in the SAI, in the Charter or as otherwise required by law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share) and will vote together with Common Shareholders and any other Preferred Shareholders as a single class.

   In connection with the election of the Fund's Directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors are elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such dividends, then, as the sole remedy of the Preferred Shareholders, the number of Directors constituting the Board shall be automatically increased by the smallest number that, when added to the two Directors elected exclusively by the Preferred Shareholders as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the Preferred Shareholders voting as a separate class, will be entitled to elect the smallest number of additional Directors that together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the Preferred Shareholders (but not of the Directors with respect to whose election the Common Shareholders were entitled to vote or the two Directors the Preferred Shareholders have the right to elect in any event), will terminate automatically.

   So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting as a separate class):


      (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation, or authorize, create or issue additional shares of any series of Preferred Shares (except that, notwithstanding the foregoing, but subject to certain rating agency approvals, the Board, without the vote or consent of the Preferred Shareholders, may from time to time authorize and create, and the Fund may from time to time issue, shares of any classes or series of preferred stock of the Fund (including Preferred Shares) ranking on a parity with shares of Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation; provided, however, that if Moody's or S&P is not then rating the Preferred Shares, the aggregate liquidation preference of all Preferred Shares of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $45,000,000); or


      (b) amend, alter or repeal the provisions of the Charter, including the Articles, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of the Preferred Shares or the holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers,
   (ii) a division of a share of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Preferred Shareholders and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to Preferred Shares with respect to the payment of dividends and the distribution of assets upon liquidation will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating Preferred Shares and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are outstanding, the Fund shall not without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.


   The Board may modify any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody's or S&P, or both, as appropriate, that any such modification would not impair the ratings then assigned by Moody's and S&P to the Preferred Shares. The affirmative vote of 75% of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company, and the affirmative vote of a majority of the Preferred Shareholders, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of a majority of the Preferred Shareholders, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders of the Fund under
Section 13(a) of the 1940 Act.


   The foregoing voting provisions will not apply with respect to the Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

General


   The Articles provide that, except as otherwise described herein, the Applicable Rate for the shares of each series of Preferred Shares, for each Rate Period of shares of such series after the Initial Rate Period thereof, shall be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Subsequent Rate Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures"), in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of such series. Each periodic implementation of the Auction Procedures is referred to herein as an Auction. See the Articles for a more complete description of the Auction process.



   Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement with the Auction Agent (currently, The Bank of New York) that provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of Preferred Shares so long as the Applicable Rate for shares of such series is to be based on the results of an Auction. The Fund will pay the Auction Agent compensation for its services under the Auction Agency Agreement.



   The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice, except that if the Auction Agent has not received amounts due to it under the terms of the Auction Agency Agreement, the Auction Agent may terminate on a date 30 days after delivering to the Fund notice of its failure to receive such amounts. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.


   Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.


   The Auction Agent after each Auction for Preferred Shares will pay from funds provided by the Fund a service charge to each Broker-Dealer on the basis of the purchase price of the Preferred Shares placed by the Broker-Dealer at the Auction. The service charge will be paid at the annual rate of .25% in the case of any Minimum Rate Period or a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction for a Rate Period of one year or longer.

For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

   The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

Auction Procedures


   Prior to the Submission Deadline on each Auction Date for a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as holder of shares of the series, or a Beneficial Owner, may submit Orders with respect to shares of such series to that Broker-Dealer as follows:



   . Hold Order--indicating its desire to hold shares of the series without regard to the Applicable Rate for shares of the series for the next Rate Period thereof.



   . Bid--indicating its desire to sell shares of the series at $25,000 per share if the Applicable Rate for the shares for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).



   . Sell Order--indicating its desire to sell shares of the series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.


   A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to a series of Preferred Shares then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

   A customer of a Broker-Dealer that is not a Beneficial Owner of a series of Preferred Shares but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Benefit Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

   The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

   If Sufficient Clearing Bids for a series of Preferred Shares exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of Preferred Shares do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of Preferred Shares, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

   The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of a series of Preferred Shares that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

   Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in the same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


   The Auction for Series M Preferred Shares and Series T Preferred Shares will normally be held every Monday and Tuesday, respectively, and each Subsequent Rate Period of shares of such series will normally begin on the following Tuesday and Wednesday, respectively.

   Whenever the Fund intends to include any net capital gain or other income taxable for regular federal income tax purposes in any dividend on Preferred Shares, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

Secondary Trading Market and Transfer of Preferred Shares


   The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the NASDAQ Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.


   A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

                         DESCRIPTION OF COMMON SHARES


   The Charter authorizes the issuance of up to 1,999,998,200 Common Shares, $.001 par value per share. All Common Shares will be duly authorized, fully paid, and nonassessable. Common Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund's stock. At any time when the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions.

                  CERTAIN PROVISIONS OF THE CHARTER DOCUMENTS

   The Fund has provisions in its Charter Documents that could limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's shareholders to amend the Charter Documents, or effect changes in the Fund's management, or convert the Fund to open-end status. These provisions in the Charter Documents may be regarded as "anti-takeover" provisions.

   Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be elected for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the Fund's shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund's business strategies and policies as determined by the Board of Directors.

   The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer, or prevent a tender offer or an attempt to change control of the Fund, although the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

   A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

   Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by the affirmative vote of a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

   Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined below) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast on the matter.

Anti-takeover Effect of Certain Provisions of Maryland Law and of the Charter and Bylaws

   The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's Common Shares and Preferred Shares voting together as a single class will be required to authorize the liquidation or dissolution of the Fund in the absence of approval of the liquidation or dissolution by a majority of the Continuing Directors of the Fund (defined for this purpose as those Directors who were either members of the Board of Directors on the date of closing of the initial offering of Common Shares or who subsequently become Directors and whose election or nomination is approved by a majority of the Continuing Directors then on the Board). In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares is required generally to authorize any of the following transactions involving a corporation, person or entity that will be directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

      (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (a) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund, (b) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund, or (c) a public offering by the Fund registered under the Securities Act of 1933;

      (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); and

      (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholders (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transaction within a twelve-month period).


   However, such vote would not be required when, under certain conditions, the Continuing Directors approve the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the Common Shares and Preferred Shares voting separately by class would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting together is required to convert the Fund to an open-end investment company and to amend the Fund's Charter to effect any such conversion. See "Repurchase of Common Shares; Conversion to Open-End Fund."


   The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

           REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND

   Shares of closed-end investment companies frequently trade at a discount from NAV. The Fund may, from time to time, repurchase or make a tender offer for its Common Shares, or convert to an open-end investment company in an attempt to reduce or eliminate significant market discounts from NAV. Subject to the Fund's policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders. The Fund will comply with the 1940 Act asset coverage requirements if such borrowings are made. Interest on such borrowing will reduce the Fund's net income.

   The Fund anticipates that the market price of its Common Shares will generally vary from NAV. The market price of the Fund's Common Shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Shares may be the subject of repurchases or tender offers at NAV from time to time may reduce the spread between market price and NAV that might otherwise exist. There can be no assurance that share repurchases, tender offers, or conversion to an open-end investment company will take place or that, if they occur, they will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount.

   It should be recognized that any acquisition of Common Shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Because of the nature of the Fund's investment objective, policies and portfolio, the Fund does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate Common Share repurchases or tenders.


   Common Shares that have been purchased by the Fund will be returned to the status of authorized but unissued Common Shares. Depending upon the existing market price, the purchase of Common Shares by the Fund could reduce the Fund's NAV.


   If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of the redemption.

   Before deciding whether to take any action if the Common Shares trade significantly below NAV, the Board of Directors would consider all factors that it deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a significant discount, for a significant period of time, the Board of Directors may determine that no action should be taken. See the SAI under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate a discount to NAV.

                                  TAX MATTERS

   The following federal income tax discussion is based on the advice of Seward & Kissel LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, all as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly on a retroactive basis. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

   The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain annual distribution requirements, the Fund will not be subject to federal income or excise taxes on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. As noted above, the Fund intends to distribute to its shareholders all of its net investment income (and net capital gain, if any) for each taxable year.

   Because the Fund primarily invests in municipal obligations the interest on which is exempt from federal income tax, distributions to you out of tax-exempt interest income earned by the Fund will not be subject to federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT may be a specific preference item for purposes of the federal individual and corporate AMT.

   The Fund's distributions of net income (including any short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your Preferred Shares. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

   Distributions are taxable to you in the manner discussed above even if the distributions are paid from income or gains earned by the Fund before you bought shares (and thus were included in the price you paid for the shares).

   The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

   Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular circumstances.

New York Tax Matters

   Distributions to residents of the State out of interest income earned by the Fund from New York Municipal Bonds are exempt from New York State and New York City personal income taxes. Distributions of capital gains and other investment income (including interest on obligations of the United States) will be subject to New York State and New York City personal income tax. Gain from the sale, exchange or other disposition of Common Shares will be subject to New York State and New York City personal income tax.

   Please refer to the SAI for more detailed information.

                                 UNDERWRITING


   Subject to the terms and conditions stated in the Fund's underwriting
agreement dated       , 2002, each Underwriter named below has severally agreed
to purchase, and the Fund has agreed to sell to such Underwriter, the number of Preferred Shares set forth opposite the name of such Underwriter.



                                                        Number           Number
                                                     of Series M      of Series T
Underwriters                                       Preferred Shares Preferred Shares
------------                                       ---------------- ----------------
Salomon Smith Barney Inc..........................
Merrill Lynch, Pierce, Fenner & Smith
         Incorporated.............................
UBS Warburg LLC...................................
                                                   ---------------- ----------------
   Total..........................................
                                                   ================ ================


   The underwriting agreement provides that the obligations of the Underwriters to purchase the Preferred Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the Preferred Shares.

   The Underwriters propose to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover of this Prospectus and some of the Preferred Shares to dealers at the public offering
price less a concession not to exceed $     per Preferred Share. The sales load
the Fund will pay of $     per Preferred Share is equal to     % of the initial
offering price. The Underwriters may allow, and such dealers may reallow, a
concession not to exceed $     per Preferred Share on sales to certain other
dealers. After the initial public offering, the Underwriters may change the public offering price and other selling terms. Investors must pay for any
Preferred Shares purchased on or before       , 2002.


   The Fund anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The Underwriters are active underwriters of, and dealers in, municipal securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

   The Fund anticipates that the Underwriters or one of their respective affiliates may, from time to time, act in Auctions as Broker-Dealers and receive the fees set forth under "The Auction'' or in the SAI.


   The Fund and Alliance have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended. In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.


   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

             CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                             AND REDEMPTION AGENT


   The Fund's securities and cash will be held under a Custodian Agreement by State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Fund's assets will be held under bank custodianship in compliance with the 1940 Act. Equiserve Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will act as the Fund's transfer agent, dividend-paying agent and registrar for its Common Shares. The Bank of New York, 5 Penn Plaza, 13th Floor, New York, New York 10001, is the Auction Agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent for such shares.


                                 LEGAL MATTERS

   Certain legal matters in connection with the Preferred Shares will be passed upon for the Fund by Seward & Kissel LLP and for the Underwriters by Simpson Thacher & Bartlett. Seward & Kissel LLP and Simpson Thacher & Bartlett will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for certain matters of Maryland law.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION




Investment Objective and Policies....................................   3
Investment Restrictions..............................................  18
Management of the Fund...............................................  20
Portfolio Transactions...............................................  29
Net Asset Value......................................................  30
Additional Information Concerning the Auctions.......................  30
Description of Shares................................................  33
Certain Provisions in the Charter....................................  36
Repurchase of Fund Shares; Conversion to Open-End Fund...............  38
Tax Matters..........................................................  40
Experts..............................................................  46
Registration Statement...............................................  46
Financial Statements.................................................  47
   Appendix A - Articles Supplementary............................... A-1
   Appendix B - Bond Ratings......................................... B-1
   Appendix C - Futures Contracts and Related Options................ C-1
   Appendix D - Factors Pertaining to New York....................... D-1

================================================================================


                                  $45,000,000


                 Alliance New York Municipal Income Fund, Inc.

                           Auction Preferred Shares


                             900 Shares, Series M



                             900 Shares, Series T


                                   --------

                              P R O S P E C T U S

                                          , 2002

                                   --------

                             Salomon Smith Barney


                              Merrill Lynch & Co.



                                  UBS Warburg


================================================================================

          ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.

               STATEMENT OF ADDITIONAL INFORMATION

                       [__________], 2002

      Alliance New York Municipal Income Fund, Inc., a
Maryland corporation (the "Fund"), is a recently organized, non-diversified, closed-end management investment company.

      This Statement of Additional Information ("SAI") relating to the Fund's Auction Preferred Shares, Series M, and Auction Preferred Shares, Series T, par value $.001 per share (referred to together in this SAI as "Preferred Shares") is not a prospectus, but should be read in conjunction with the Fund's prospectus dated [_______], 2002 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Preferred Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 227-4618. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus or the Articles Supplementary attached as Appendix A (the "Articles").

                        TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

PORTFOLIO TRANSACTIONS

NET ASSET VALUE

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS

DESCRIPTION OF SHARES

CERTAIN PROVISIONS IN THE CHARTER

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

TAX MATTERS

EXPERTS

REGISTRATION STATEMENT

FINANCIAL STATEMENTS

APPENDIX A - Articles Supplementary                           A-1

APPENDIX B - Bond Ratings                                     B-1

APPENDIX C - Futures Contracts and Related Options            C-1

APPENDIX D - Factors Pertaining to New York                   D-1

This Statement of Additional Information is dated [__________],
2002

                INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds

         The municipal bonds in which the Fund will invest are generally issued by the State of New York, a city in New York, or a political subdivision, agency, authority or instrumentality of such state or city ("New York Municipal Bonds").

         Municipal bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds have two principal classifications: general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by an issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. They are payable from such issuer's general revenues and not from any particular source. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

         The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary or defensive periods (e.g., times when Alliance believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. See "--Short-Term Investments/Temporary Defensive Strategies."

         Also included within the general category of municipal bonds in which the Fund may invest are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, the Fund will consider all relevant factors including the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipal bonds. The Fund may also purchase unrated lease obligations if determined by Alliance to be of comparable quality to rated securities in which the Fund is permitted to invest.

         Some longer-term municipal bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request-- usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default.

Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, determined by Alliance to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of a particular investment. In determining whether to sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that ratings services assign different ratings to the same security, Alliance will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Municipal bonds are subject to credit and market risk.
Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         New York Municipal Bonds are also subject to concentration risk. Because the Fund will invest substantially all of its net assets in New York Municipal Bonds, the Fund is susceptible to political, economic or regulatory factors affecting issuers of New York Municipal Bonds. (See "Risks -
Concentration Risk" in the Fund's Prospectus.)

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell municipal bonds due to changes in Alliance's evaluation of the issuer. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected. The Fund will be particularly subject to these because it focuses its investments in a particular state.

Factors Pertaining to New York

         Factors pertaining to New York are set forth in Appendix
D.

Short-Term Investments/Temporary Defensive Strategies

         For temporary or for defensive purposes, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments that are U.S. Government securities or securities rated within the highest grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Service ("S&P") or Fitch, Inc. ("Fitch"), and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix B for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. The Fund's taxable short-term investments may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. To the extent the Fund invests in taxable short-term investments, the Fund may not achieve its investment objective of providing current income exempt from federal, New York State and New York City income taxes.

Other Municipal Securities

         Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, and use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-Exempt Commercial Paper ("Municipal Paper") is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

High Yield Securities ("Junk Bonds")

         Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated below investment grade are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics.
Municipal bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal,
the Fund may incur additional expenses to seek recovery.   Market
prices of high yield securities structured as zero-coupon bonds are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Alliance seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Alliance's research and analysis when investing in high yield securities. Alliance seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix B hereto.
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Alliance does not rely solely on credit ratings when selecting securities for the Fund and develops its own independent analysis of issuer credit quality.

Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Derivative Instruments

         The Fund may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options"). The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. While the Fund does not currently intend to utilize any of these types of derivative instruments, it reserves the flexibility to use these techniques under appropriate circumstances and without limitation, except as described herein. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also determine to use those instruments.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Alliance to forecast interest rates and other economic factors correctly. If Alliance incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Alliance incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Futures Contracts and Options on Futures Contracts

         While the Fund does not currently intend to do so, it may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government or securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased, and futures contracts purchased or sold, by the Fund will be traded on U.S. exchanges. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by the Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Fund will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, the Fund might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Fund's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Fund owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix C.

Risks Associated with Futures and Futures Options

         There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures may not vary in direct proportion to the value of the Fund's holdings of municipal bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Interest Rate Transactions (Swaps, Caps, and Floors)

         While the Fund does not currently intend to do so, it may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         The Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the Fund. The Fund may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Fund at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         Interest rate swaps, caps and floors may be entered into on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with the custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         Interest rate swap transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Repurchase Agreements

         While the Fund does not currently intend to do so, it may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements would permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. In addition, the Fund will require continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. The Fund's current practice would be to enter into repurchase agreements only with such primary dealers.

Illiquid Securities

         The Fund may invest in illiquid securities. Illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Illiquid securities generally include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.

         Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such Fund securities.

         Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Alliance believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." Alliance manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and
reinvestments in other securities.    Transactions in the Fund's
portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance.

Other Investment Companies

         The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Alliance or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management and other fees with respect to assets so invested. Holders of Preferred Shares ("Preferred Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Alliance will consider all relevant factors, including expenses and leverage when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments.

When-Issued, Delayed Delivery and Forward Commitment Transactions

         The Fund may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell municipal bonds which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a municipal security held by the Fund and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. At the time the Fund makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No forward commitments will be made by the Fund if, as a result, more than 10% of the value of such Fund's total assets would be committed to such transactions.

Zero Coupon Bonds

         The Fund may invest in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Even though the Fund does not receive any interest on zero coupon bonds during their life, the Fund accrues income with respect to such bonds and thus may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay dividends in amounts necessary to avoid unfavorable tax consequences. The market prices of zero coupon bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

General

         The successful use of the foregoing investment practices, all of which are highly specialized investment activities, draws upon the Adviser's special skill and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options, interest rate transactions or forward commitment contracts, or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of such instruments and movements in the price of the securities hedged or used for cover may not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options on futures contracts, interest rate transactions and forward commitment contracts will depend on the availability of liquid markets in such instruments. Markets for all these vehicles with respect to municipal securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts and options on futures contracts. No assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in futures or other types of derivative transactions may be limited by tax considerations.
                     INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a "majority of the outstanding" voting shares of the Fund, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or
(ii) more than 50% of such shares, whichever is less. The Fund may not:

         (1) Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

         (2) Purchase or sell real estate, although it may purchase securities(including municipal bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

         (3) Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; or (ii) the use of repurchase agreements.

         (4) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         (5) Borrow money or issue any senior security, except in accordance with provisions of the 1940 Act and specifically the Fund may (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; and (b) issue Preferred Shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act.

         (6) Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

         (7) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

                     MANAGEMENT OF THE FUND

Board of Director Information

         The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                 PORTFOLIOS
                           PRINCIPAL             IN FUND               OTHER
                           OCCUPATION(S)         COMPLEX               DIRECTORSHIPS
                           DURING PAST           OVERSEEN BY           HELD BY
Name, Address and Age of   5 YEARS               DIRECTOR              DIRECTOR
Director                   --------              ----------            -------------
---------------------

INTERESTED DIRECTOR
                        President, Chief        114                 None
1345 Avenue of the         Operating Officer
Americas, New York, NY     and a Director of
10105                      ACMC, with which he
                           has been associated
                           since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,     Formerly an             87                  Ecolab Incorp.
P.O. Box 4623,        Executive Vice                              (specialty
Stamford, CT 06903    President and the                           chemicals);
                      Chief Insurance                             BP Amoco Corp. (oil
                      Officer of The                              and gas)
                      Equitable Life
                      Assurance Society of
                      the United States;
                      Chairman and Chief
                      Executive Officer of
                      Evlico; a Director
                      of Avon, Tandem
                      Financial Group and
                      Donaldson, Lufkin &
                      Jenrette Securities
                      Corporation.  She is
                      currently a Director
                      of Ecolab
                      Incorporated
                      (specialty
                      chemicals) and BP
                      Amoco Corporation
                      (oil and gas).


David H. Dievler,#+   Independent             94                  None
72,                   consultant.  Until
P.O. Box 167, Spring  December 1994,
Lake,                 Senior Vice


                               23




New Jersey 07762      President of ACMC
                      responsible for
                      mutual fund
                      administration.
                      Prior to joining
                      ACMC in 1984, Chief
                      Financial Officer of
                      Eberstadt Asset
                      Management since
                      1968.  Prior to
                      that, Senior Manager
                      at Price Waterhouse
                      & Co.  Member of
                      American Institute
                      of Certified Public
                      Accountants since
                      1953.


John H. Dobkin,#+     Consultant.             91                  None
60,                   Currently, President
P.O. Box 12,          of the Board of Save
Annandale, New York   Venice, Inc.
12504                 (preservation
                      organization).
                      Formerly a Senior
                      Advisor from June
                      1999 - June 2000 and
                      President from
                      December 1989 - May
                      1999 of Historic
                      Hudson Valley
                      (historic
                      preservation).
                      Previously, Director
                      of the National
                      Academy of Design.
                      During 1988-92,
                      Director and
                      Chairman of the
                      Audit Committee of
                      ACMC.


William H. Foulk,     Investment Adviser      110                 None
Jr.,#+ 69, Room 100,  and an independent
2 Greenwich Plaza,    consultant.
Greenwich,            Formerly Senior
Connecticut 06830     Manager of Barrett
                      Associates, Inc., a
                      registered


                               24




                      investment adviser,
                      with which he had
                      been associated
                      since prior to 1997.
                      Formerly Deputy
                      Comptroller of the
                      State of New York
                      and, prior thereto,
                      Chief Investment
                      Officer of the New
                      York Bank for
                      Savings.


Dr. James Hester,#+   President of the        81                  None
77, The Harry Frank   Harry Frank
Guggenheim            Guggenheim
Foundation, 527       Foundation, with
Madison Avenue, New   which he has been
York, NY 10022-4301   associated since
                      prior to 1997.  He
                      was formerly
                      President of New
                      York University and
                      the New York
                      Botanical Garden,
                      Rector of the United
                      Nations University
                      and Vice Chairman of
                      the Board of the
                      Federal Reserve Bank
                      of New York.


Clifford L.           Member of the law       91                  Placer Dome, Inc.
Michel,#+ 62,         firm of Cahill                              (mining)
St. Bernard's Road,   Gordon & Reindel,
Gladstone,            with which he has
New Jersey 07934      been associated
                      since prior to 1997.
                      President and Chief
                      Executive Officer of
                      Wenonah Development
                      Company
                      (investments) and a
                      Director of Placer
                      Dome, Inc. (mining).






                               25




Donald J.             Senior Counsel to       103                 None
Robinson,#+ 67,       the law firm of
98 Hell's Peak Road,  Orrick, Herrington &
Weston, Vermont       Sutcliffe LLP since
05161                 January 1997.
                      Formerly a senior
                      partner and a member
                      of the Executive
                      Committee of that
                      firm.  Member of the
                      Municipal Securities
                      Rulemaking Board and
                      a Trustee of the
                      Museum of the City
                      of New York.


________________
*    There is no stated term of office for the Fund's Directors.
**   Mr. Carifa is an "interested director", as defined in the
     1940 Act, due to his position as President and Chief
     Operating Officer of ACMC, the Fund's investment adviser.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.

         The Fund's Board of Directors has two standing committees of the Board - an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors. The Nominating Committee does not currently consider for nomination candidates proposed by stockholders for election as Directors.

      In approving the Fund's investment advisory agreement ("Advisory Agreement"), the Directors considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Directors were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the disinterested directors meeting separately from the full Board of Directors with experienced counsel that is independent of the Adviser.

      The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained as directors of other investment companies in the Alliance Fund Complex, including the scope and quality of the Adviser's in-house research capability, other resources dedicated to performing its services and the quality of its administrative and other services.

      In reviewing the fees payable under the Advisory
Agreement, the Directors compared the fees of the Fund to those of competitive funds and other funds with similar investment objectives. The Directors also considered the Adviser's voluntary agreement to waive a portion of its fees or reimburse a portion of the Fund's expenses for the first nine full years of its operations, and to pay a portion of the Fund's organizational and offering costs. For these purposes, the Directors took into account not only the fees payable by the Fund, but also so-called "fallout benefits" to the Adviser, such as the proposed engagement of an affiliate of the Adviser to provide shareholder inquiry services to the Fund and that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Directors also took into account the demands and complexity of the investment management of the Fund.


      The Directors also considered the business reputation of the Adviser and its financial resources. The Directors evaluated the procedures and systems of the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Directors also considered information concerning the proposed policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to approve the Advisory Agreement. Rather, the Directors concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to approve the Advisory Agreement, including the fees to be charged for services thereunder.

      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the Alliance Fund Complex is set forth below.

                            Dollar Range of       Aggregate Dollar Range
                           Equity Securities      of Equity Securities in
                           in the Fund as of     the Alliance Fund Complex
                           December 31, 2001      as of December 31, 2001
                           -----------------    --------------------------

John D. Carifa                   $0                 over $100,000
Ruth Block                       $0                 over $100,000
David H. Dievler                 $0                 over $100,000
John H. Dobkin                   $0                 over $100,000
William H. Foulk, Jr.            $0                 over $100,000
Dr. James Hester                 $0                 over $100,000
Clifford L. Michel               $0                 over $100,000
Donald J. Robinson               $0                 over $100,000

Officer Information

Certain information concerning the Fund's officers is set forth below.

Name, Address,*            Position(s) Held        Principal Occupation(s)
and (Age)                      with Fund             During Past 5 Years
---------------             ---------------        -----------------------

John D. Carifa, (56)         Chairman and President  President, Chief
                                                     Operating Officer and
                                                     Director of ACMC,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

David M. Dowden, (36)        Vice President          Vice President of ACMC,**
                                                     with which he has been
                                                     associated since 1997.

Terrence T. Hults, (35)      Vice President          Vice President of ACMC,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Edmund P. Bergan, Jr., (51)  Secretary               Senior Vice President and
                                                     the General Counsel of
                                                     Alliance Fund
                                                     Distributors, Inc.
                                                     ("AFD")** and AGIS**,
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Mark D. Gersten, (51)        Treasurer and Chief
                             Financial Officer       Senior Vice President of
                                                     AFD** and Senior Vice
                                                     President of AGIS,** with
                                                     which he has been
                                                     associated since prior to
                                                     1997.

Thomas R. Manley, (50)       Controller              Vice President of ACMC,**
                                                     with which he has been
                                                     associated since prior to
                                                     1997.

Andrew L. Gangolf, (47)      Assistant Secretary     Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

Domenick Pugliese, (40)      Assistant Secretary,    Senior Vice President and
                                                     Assistant General Counsel
                                                     of AFD,** with which he
                                                     has been associated since
                                                     prior to 1997.

___________________

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AFD, and AGIS are affiliates of the Fund.

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund.

         The aggregate compensation paid to each of the Directors during calendar year 2001 by all of the funds to which the Investment Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                           Total Number of
                                               Total Number   Investment
                                               of Funds in    Portfolios
                                               the Alliance   Within the
                                Total          Fund Complex,  Funds,
                                Compensation   Including the  Including the
                                from the       Fund, as to    Fund, as to
                                Alliance Fund  which the      which the
                 Aggregate      Complex,       Director is a  Director is a
Name of          Compensation   Including the  Director or    Director or
Director         from the Fund* Fund           Trustee        Trustee
--------         -------------- -------------  -------------  -------------

John D. Carifa        $ -0-     $ -0-          49             114
Ruth Block              -0-     $186,050       38             87
David H. Dievler        -0-     $244,350       44             94
John H. Dobkin          -0-     $210,900       41             91
William H. Foulk, Jr.   -0-     $249,400       45             110
Dr. James Hester        -0-     $90,650        8              81
Clifford L. Michel      -0-     $199,087.50    39             91
Donald J. Robinson      -0-     $186,050       41             103

_________________________
* The information presented is for the period March 8, 2002.

      As of March 1, 2002, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.


The Adviser

         Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser. The Adviser is a leading global investment management firm supervising client accounts with assets as of January 31, 2002 totaling approximately $451 billion. The Adviser provides diversified investment management and related services globally to a broad range of clients including: institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates; private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities; individual investors by means of retail mutual funds sponsored by the Adviser; and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

         Alliance Capital Management Corporation is the general partner of the Adviser and an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"). As of December 31, 2001,
AXA, its wholly-owned subsidiaries, AXA Financial and The

Equitable Life Assurance Society of the United States ("Equitable") and some subsidiaries of Equitable (other than the Adviser and its subsidiaries) were the beneficial owners of
approximately [   ]% of the issued and outstanding units of the
Adviser and approximately [   ]% of the issued and outstanding
units of Alliance Capital Management Holding L.P. ("Alliance Holding"). Alliance Holding is an entity the business of which consists of holding units of the Adviser and engaging in related activities. As of December 31, 2001, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the owner of
approximately [   ]% of the issued and outstanding units of the
Adviser. The business and assets of SCB Inc., formerly known as Sanford C. Bernstein, Inc., were acquired by the Adviser on October 2, 2000.

         As of December 31, 2001, AXA and its subsidiaries owned all of the issued and outstanding shares of the common stock of AXA Financial. AXA Financial owns all of the issued and outstanding shares of Equitable. For insurance regulatory purposes all shares of common stock of AXA Financial beneficially owned by AXA and its affiliates have been deposited into a voting trust.

         AXA, a French company, is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities principally in Western Europe, North America, the Asia/Pacific area, and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the Fund's portfolio of securities, order placement facilities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of Alliance or its affiliates.

         Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of clerical, accounting and other services not required to be specifically provided to the Fund by Alliance under the Advisory Agreement, the Fund may utilize personnel employed by Alliance or its affiliates. The Fund may employ its own personnel or contract for services to be performed by third parties. In the event the Fund utilizes personnel employed by Alliance or its affiliates (as expected), the services will be provided to the Fund at no more than cost and the payments specifically approved by the Fund's Board of Directors.

         Under the terms of the Advisory Agreement, the Fund pays the Adviser a monthly advisory fee at an annual rate of .65% of the Fund's average daily net assets and will reimburse Alliance for the cost of providing certain administrative services. For the first ten years of the Fund's Operations, Alliance has voluntarily agreed to waive a portion of its fees or reimburse the Fund for certain expenses in the amount and for the time periods described below.

                                      PERCENTAGE WAIVED
                                           OR REIMBURSED
                                         (AS A PERCENTAGE
    YEAR ENDING                             OF AVERAGE
     JANUARY 31                         DAILY NET ASSETS)*
----------------------                  ------------------
2003**                                         .25%
2004                                           .25%
2005                                           .25%
2006                                           .25%
2007                                           .25%
2008                                           .20%
2009                                           .15%
2010                                           .10%
2011                                           .05%

________________________
*    Including net assets attributable to the Preferred Shares.
**   From the commencement of operations.

         Alliance has not agreed to waive its fees or reimburse the Fund for any portion of its expenses beyond January 31, 2011.

         The Adviser also provides administrative services to the Fund. These services include, among others, preparation and dissemination of shareholder reports and proxy materials, accounting and bookkeeping, calculation of net asset value, monitoring compliance, and negotiating certain terms and conditions of custodian and dividend disbursing services.

         The Advisory Agreement has been approved by the Fund's Board of Directors and its initial shareholder. The Advisory Agreement by its terms continues in effect from year to year after January 28, 2004 if such continuance is specifically approved, at least annually, by a majority vote of the Directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors or by Alliance on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that Alliance shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that Alliance shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance and any of its affiliates may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance and any of its affiliates to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance and any of its affiliates to the accounts involved, including the Fund. When two or more of the clients of Alliance and any of its affiliates (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Funds, The AllianceBernstein Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World

Dollar Government Fund II, Inc., The Austria Fund, Inc., The
Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Codes of Ethics

         The Fund and Alliance have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics can be viewed on line or downloaded from the EDGAR Database on the SEC's web site at http://www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102 or by e-mail request at publicinfo@sec.gov.

                     PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of Alliance. In such instances, the placement of orders would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of Alliance. With respect to orders placed by SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                         NET ASSET VALUE

         The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Directors or their delegate, Alliance.

                ADDITIONAL INFORMATION CONCERNING
                          THE AUCTIONS

GENERAL

      Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, The Bank of New York) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Series M Preferred Shares and Series T Preferred Shares so long as the Applicable Rate for shares of each such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of Preferred Shares. One certificate for all of the shares of each series of Preferred Shares will be registered in the name of Cede, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Preferred Shares contained in the Articles. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of Preferred Shares to elect a majority of the Fund's Directors, as described under "Description of Preferred Shares - Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of Preferred Shares, and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been grossly negligent in ascertaining the pertinent facts.

         The Auction Agent conclusively may rely upon, as evidence of the identities of the Existing Holders of Preferred Shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfer of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

      The Auction Agent after each Auction for Preferred
Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of .25 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or
(ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                      DESCRIPTION OF SHARES

Preferred Shares

      The Articles authorize the issuance of up to 900 Series
M Preferred Shares and up to 900 Series T Preferred Shares. The Fund's Charter (the "Charter") provides that the Board of Directors of the Fund may classify or reclassify, from time to time, any unissued shares of stock of the Fund, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications or terms and conditions or rights to require redemption of the stock. Upon completion of this offering, 4,826,667 Common Shares, $.001 par value per share, and up to 1,800 Preferred Shares, will be issued and outstanding.
The Board of Directors, without any action by the shareholders of the Fund, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. Under Maryland law, the Fund's shareholders generally are not liable for the Fund's debts or obligations.


         All Preferred Shares offered by the Prospectus will be duly authorized, fully paid and nonassessable. Preferred

Shareholders are entitled to receive dividends when authorized by the Board of Directors out of assets legally available for the payment of dividends in accordance with the Charter, including the Articles. They are also entitled to share ratably in the Fund's assets legally available for distribution to the Fund's shareholders in the event of the Fund's liquidation, dissolution or winding up, after payment of or adequate provision for all of the Fund's known debts and liabilities.

         Each outstanding Preferred Share entitles the holder to one vote on all matters submitted to a vote of shareholders of the Fund, including the election of directors. There is no cumulative voting in the election of directors, which means that the holders of a majority of the outstanding shares entitled to vote in the election of directors can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

         Preferred Shareholders have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Fund's securities. All Preferred Shares will have equal dividend, liquidation and other rights.

         Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of shareholders holding at least two-thirds of the shares entitled to vote on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Fund's Charter provides for the approval of such actions by the concurrence of a majority of the aggregate number of votes entitled to be cast on the matter, subject to the applicable requirements of the 1940 Act, or rules, regulations or orders issued by the SEC under the 1940 Act, and pursuant to certain exceptions in the Charter.

Power to Reclassify Shares of Stock

         The Charter authorizes the Board of Directors to classify and reclassify any unissued shares into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Power to Issue Additional Shares of Stock

         The Fund believes that the power to increase the authorized shares of stock, to issue additional shares of stock and to classify or reclassify unissued shares of stock and thereafter to issue the classified or reclassified shares provides it with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. These actions can be taken without shareholder approval, unless shareholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund's securities may be listed or traded. The Fund will hold annual meetings of shareholders.

Limited Issuance of Preferred Shares

         Under the 1940 Act, the Fund is permitted to issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Preferred Shares discussed in the Prospectus, the liquidation value of the Preferred Shares is expected to be approximately 40% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

Distribution Preference

         The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference

         In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

         In connection with issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Charter or the Fund's Bylaws (together, the "Charter Documents") or otherwise required by applicable law, Preferred Shareholders will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common and Preferred Shareholders,
voting together as a single class.   In the unlikely event that
two full years of dividends are not paid on the Preferred Shares, the holders of the outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in default have been paid or declared and set apart for payment.

      Unless a higher percentage is provided for under the Charter Documents, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or fundamental policies. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class, is required to convert the Fund from a closed-end to an open-end fund. The class or series vote of Preferred Shareholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares voting together as a single class necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

Redemption of Preferred Shares by the Fund

         The Articles provide that, at certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

                CERTAIN PROVISIONS IN THE CHARTER

         Pursuant to the Charter, at the first annual meeting of shareholders after this public offering, the Board of Directors will be divided into three classes of Directors. The initial terms of the first, second and third classes will expire in 2003, 2004 and 2005, respectively. Beginning in 2003, Directors of each class will be chosen for three-year terms upon the expiration of their current terms and each year one class of Directors will be elected by the shareholders. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of our business strategies and policies as determined by the Board of Directors.

         The classified board provision could have the effect of making the replacement of incumbent Directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified board provision could increase the likelihood that incumbent Directors will retain their positions. The staggered terms of Directors may delay, defer or prevent a tender offer or an attempt to change control of the Fund, even though the tender offer or change in control might be in the best interest of the shareholders.

Removal of Directors

         A Director may be removed only for cause and only by the affirmative vote of at least 75% of the votes entitled to be cast in the election of such Director. This provision, when coupled with the provision in the Charter authorizing the Board of Directors to fill vacant directorships, precludes shareholders from removing incumbent Directors except for cause and by a substantial affirmative vote.

Amendment to the Charter

         Certain provisions of the Charter, including its provisions on classification of the Board of Directors and removal of Directors, may be amended only by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. Other provisions of the Charter may be amended by a majority of the aggregate number of votes entitled to be cast on the amendment. The required vote shall be in addition to the vote of the holders of shares of the Fund otherwise required by law or any agreement between the Fund and any national securities exchange.

Dissolution of the Company

         Subject to Board approval, the liquidation or dissolution of the Fund or an amendment to the Charter to terminate the Fund must be approved by the affirmative vote of the holders of not less than 75% of all of the votes entitled to be cast on the matter. However, if a majority of the Continuing Directors (as such term is defined in the Charter) approves the liquidation or dissolution of the Fund, such action requires the affirmative vote of a majority of the votes entitled to be cast.

Other Charter Provisions

      The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the Fund's outstanding Common Shares and Preferred Shares voting together as a single class is required generally to authorize any of the following involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "Principal Shareholder"), or to amend the provisions of the Charter relating to such transactions:

         (i) merger, consolidation or statutory share exchange of the Fund with or into any Principal Shareholder;

         (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash except upon (1) reinvestment of dividends pursuant to a dividend reinvestment plan of the Fund or
(2) issuance of any securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund or (3) a public offering by the Fund registered under the Securities Act;

         (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or

         (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         As noted, the voting provisions described above could have the effect of depriving Preferred Shareholders of an opportunity to sell their Preferred Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Preferred Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Directors has determined that the voting requirements described above are in the best interests of the Fund and its shareholders generally.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Charter Documents, which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Directors

         Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. Nothing in the Charter, however, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at prices that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, quality, average maturity and call protection of its portfolio securities, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company frequently trade at prices lower than net asset value. The Fund's Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Fund may consider the repurchase by the Fund of its Common Shares or the making of a tender offer for such shares. The Fund has no present intention to repurchase its Common Shares.

         Notwithstanding the foregoing, at any time when Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing by the Fund would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Fund's Board of Directors may also from time to time consider submitting for a shareholder vote a proposal to convert the Fund to an open-end investment company in an attempt to reduce or eliminate significant market discounts from net asset value. The Charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company. This seventy-five percent (75%) shareholder approval requirement is higher than is required under the 1940 Act.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its shares would decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio and may also require the redemption of a portion of any outstanding Preferred Shares in order to maintain coverage ratios. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade substantially below net asset value, the Board of Directors would consider all factors that it deemed relevant. Such factors may include the extent and duration of the discount, the liquidity of the Fund's portfolio, the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund, the impact of any action that might be taken on the Fund or its shareholders and general market and economic considerations. Based on these considerations, even if the Fund's shares should trade at a substantial discount for a significant period of time, the Board of Directors may determine that no action should be taken.

                           TAX MATTERS

    Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income (which includes the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year; and

         (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any net investment income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any net investment income and net capital gain.

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 of such calendar year, plus any undistributed ordinary income and capital gain net income from previous years, the Fund will be subject to a 4% excise tax on the undistributed amounts. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year end. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. There can be no assurance, however, that any such action would achieve such objectives.

         Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from net investment income (which includes any net short-term capital gains). Distributions of net capital gain (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. The Fund's distributions will not qualify for the dividends received deduction for corporate shareholders.

         Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions from the Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of expenses and amortized bond premium). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes, although such distributions are required to be reported on the shareholders' federal income tax returns and may be taxable for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund dividends received by such class for that taxable year. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the Preferred and Common Shareholders in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes.

         Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         The Fund may invest in tax-exempt municipal securities subject to the alternative minimum tax ("AMT"). Under current federal income tax law, (i) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations although for regular federal income tax purposes such interest will remain fully tax-exempt, and (ii) interest on all tax-exempt obligations and all exempt-interest dividends will be included in "adjusted current earnings" of corporations for AMT purposes.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The Fund will inform investors within 60 days of the Fund's taxable year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

         The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, among the Common Shares and Preferred Shares in proportion to total dividends paid to each class for the year.

         Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, affect whether gains and losses realized by the Fund are ordinary or capital, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections and entries in its books and records pertaining to such transactions in a manner believed to be in the best interests of the Fund and its shareholders.

         Return of Capital Distributions. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

         Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a more than de minimis discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares will give rise to gain or loss in an amount equal to the difference between the proceeds of the sale, exchange or redemption and the shareholder's adjusted tax basis in the shares. Any gain or loss realized upon a taxable disposition of shares held as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares held as a capital asset will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         If the Fund redeems some but not all of the Preferred
Shares held by a Preferred Shareholder and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that non-redeeming Preferred
Shareholders will be treated as having received taxable distributions from the Fund.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any non-corporate shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax; any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

         New York Tax Matters. Distributions to residents of New York out of interest income earned by the Fund from New York Municipal Bonds are exempt from New York State personal income tax, New York City personal income tax and New York City unincorporated business tax. Distributions of capital gains and other investment income (including interest on obligations of the United States) will be subject to New York State personal income tax, New York City personal income tax and New York City unincorporated business tax. Interest on indebtedness incurred to buy or carry Fund shares generally will not be deductible for New York personal income tax or unincorporated business tax purposes. All distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. Gain from the sale, exchange or other disposition of Fund shares will be subject to New York State personal income and franchise taxes and New York City personal income, unincorporated business and general corporation taxes.

                             EXPERTS

      The Statement of Assets and Liabilities of the Fund as of January 23, 2002, incorporated by reference into this SAI, has been so included in reliance on the report of Ernst & Young LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Ernst & Young LLP is 787 Seventh Avenue, New York, New York 10019.

                     REGISTRATION STATEMENT

         A Registration Statement on Form N-2, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                      FINANCIAL STATEMENTS

      The Statement of Assets and Liabilities of the Fund dated January 23, 2002, and the report of Ernst & Young LLP thereon dated January 24, 2002, as included in the Fund's
Statement of Additional Information dated January 28, 2002 relating to the Common Shares, is hereby incorporated by reference into this SAI.

ALLIANCE NEW YORK MUNICIPAL INCOME FUND
PORTFOLIO OF INVESTMENTS
March 8, 2002 (unaudited)

                                       Standard
                                       & Poor's     Principal
                                       Rating       Amount           Value
                                                    (000)
-----------------------------------------------------------------------------
MUNICIPAL BONDS-100.7%

Long Term Municipal Bonds-93.5%
Arizona-4.8%
Arizona Health Facs AUTH Hosp
  (Phoenix Childrens Hosp) Ser 02 A
  6.00%, 2/15/32(a)                       A3          $ 3,300   $ 3,268,122
-----------------------------------------------------------------------------

Florida-6.6%
Tallahassee Cmnty Dev Dist
  (Capital Region) Ser 01A-2
  6.85%, 5/01/31                          NR            1,250     1,270,850
West Palm Beach Cmnty Dev
  (Hamal Cmnty Dev Dist) Ser 01
  6.65%, 5/01/21                          NR            1,100     1,093,994
Lee County Cmnty Dev
  (Miromar Lakes) Ser 00A
  7.25%, 5/01/12                          NR            2,000     2,099,260
                                                                  4,464,104
-----------------------------------------------------------------------------
New York-72.9%
Chautauqua NY
  (Tobacco Settlement Bonds) Ser 00
  6.75%, 7/01/40                          NR              900       972,927
Columbia Cnty IDA
  (Hudson Valley Health Fac)
  FHA/GNMA Ser 02 A
  6.875%, 3/20/37(a)                     Aaa            3,400     3,852,268
Madison Cnty IDA
  (Oneida Health Sys Inc Proj) Ser 01
  5.35%, 2/01/31                          AA            1,500     1,454,865
Nassau Cnty NYS
  (Tobacco Settlement Bonds)
  Ser 99-1
  6.60%, 7/15/39                          A-            4,700     4,954,881
Nassau Cnty Health Fac
  (Nassau Hlth Systems Rev)
  FSA Ser 99

  5.75%, 8/01/29                         AAA            2,400     2,496,888
New York City Trust Cult Res
  Spec Fac
  (Museum of Modern Art)
  AMBAC Ser 01-D
  5.125%, 7/01/31                        AAA            5,000     4,862,900
 -----------------------------------------------------------------------------
New York City GO
  Ser 01B
  5.50%, 12/01/31                          A          $ 5,000   $ 4,941,800
New York City IDA Spec Fac
  (Brookyn Navy Yard-Cogen Partners)
  Ser 97
  5.75%, 10/01/36                       BBB-            9,000     8,749,890
-----------------------------------------------------------------------------

New York State MFHR
  (Patchogue Apt) Ser 02A AMT
  5.35%, 2/15/29(a)                      Aa1            2,090     2,081,034
NYS Mtg Agy SFMR
  (Homeowner Mort) Ser 24 AMT
  6.125%, 10/01/30(a)                    Aaa            5,000     5,161,800
Niagara Cnty Asset Gty Ed Fac
  (Niagara Univ Proj) Ser 01A
  5.40%, 11/01/31                         AA            1,435     1,371,673
Suffolk County IDR
  (Nissequogue Cogen Fac)
  Ser 98 AMT
  5.50%, 1/01/23                          NR            3,490     3,256,414
Triborough Bridge & Tunnel Auth
  (General Purpose Rev) Ser 02A
  5.125%,1/01/31                          AA            2,500     2,424,775
Troy Hsg Dev Corp MFHR
  (Ninth St #2) FHA Ser 90B
  8.10%, 2/01/24                         AAA            1,100     1,154,087
Utica Dev Fin Agy
  (Utica College) Ser 01
  6.75%, 12/01/21                         NR              745       748,487
Yonkers IDA Health Fac
  (Michael Malotz Proj) MBIA Ser 99
  5.65%, 2/01/39                         AAA            1,200     1,225,968
                                                                 49,710,657
-----------------------------------------------------------------------------

Puerto Rico-9.2%
Puerto Rico Transp Rev
  Ser 02D
  5.375%, 7/01/36                          A            3,250     3,232,060
Puerto Rico Elec Pwr Auth
  (Elec Util) XLCA Ser 02-2
  5.25%, 7/01/31                         AAA            3,050     3,070,435

                                                                  6,302,495

Total Long Term Municipal Bonds
  (cost $64,184,616)                                             63,745,378

-----------------------------------------------------------------------------

Short Term Municipal Notes(b)-7.2%
New York-7.2%
New York City Mun Wtr Fin Auth
  1.20%, 6/15/23                        A-1+          $ 2,100   $ 2,100,000
Long Island Pwr Auth NY Elec
  Sub Ser 1B
  1.30%, 5/01/33(a)                   VMIG-1            2,800     2,800,000

Total Short Term Municipal Notes
  (cost $4,900,000)                                               4,900,000
-----------------------------------------------------------------------------

Total Investments-100.7%
  (cost $69,084,616)                                             68,645,378
Other assets less liabilities-(0.7)%                               (448,722)

Net Assets-100%                                                $ 68,196,656

-----------------------------------------------------------------------------
(a)  Moody's or Fitch Rating.
(b) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

         See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
March 8, 2002 (unaudited)

Assets
Investments in securities,
   at value (cost $69,084,616)               $ 68,645,378
Receivable for investment
   securities sold                              3,487,952
Interest receivable                               877,913

Total assets                                   73,011,243
-----------------------------------------------------------------
Liabilities
Due to custodian                                  215,822
Payable for investment
   securities purchased                         4,548,767
Payable for fund offering costs                    40,976
Advisory fee payable                                6,593
Accrued expenses and other
   liabilities                                      2,429

Total liabilities                               4,814,587

Net Assets                                   $ 68,196,656
-----------------------------------------------------------------

Composition of Net Assets
Common stock, at par                         $      4,782
Additional paid-in capital                     68,349,148
Undistributed net investment income               258,139
Accumulated net realized gain
   on investments                                  23,825
Net unrealized depreciation
   of investments                                (439,238)

                                             $ 68,196,656

Net assets                                   $ 68,196,656
Shares of common stock outstanding              4,781,667

Net asset value per share                          $14.26
-----------------------------------------------------------------

See notes to financial statements.

STATEMENT OF OPERATIONS
January 30, 2002(a) to March 8, 2002 (unaudited)

Investment Income
Interest                                        $ 307,282
Expenses
Advisory fee                    $ 46,237
Audit and legal                    7,640
Custodian                          6,600
Printing                           3,680
Directors' fees                    3,080
Transfer agency                    2,200
Miscellaneous                        440
                               ---------
Total expenses                    69,877
Less: expenses waived
   by the Adviser
   (see Note B)                  (20,734)
                               ---------
Net expenses                                       49,143
                                                ---------
Net investment income                             258,139
                                                ---------
Realized and Unrealized
   Gain (Loss) on Investments
Net realized gain on
   investment transactions                         23,825
Net change in unrealized
   appreciation/depreciation
   of investments                                (439,238)
                                                ---------
Net loss on investments                          (415,413)
                                                ---------
Net Decrease in Net Assets
   from Operations                             $ (157,274)
-----------------------------------------------------------------

(a) Commencement of operations.

    See notes to financial statements.

STATEMENT OF CHANGES
IN NET ASSETS

                                           January 30,
                                           2002(a) to
                                           March 8, 2002
                                           (unaudited)
                                           -------------

Increase (Decrease) in Net Assets
from Operations
Net investment income                       $ 258,139
Net realized gain on investment
    transactions                               23,825
Net change in unrealized
    appreciation/depreciation
    of investments                           (439,238)
-----------------------------------------------------------------
Net decrease in net assets from
    operations                               (157,274)
Common Stock Transactions
Net Increase                               68,253,925
-----------------------------------------------------------------
Total increase                             68,096,651
Net Assets
Beginning of period                           100,005
End of period (including
    undistributed net
    investment income of $258,139)       $ 68,196,656
-----------------------------------------------------------------

(a)  Commencement of operations.

     See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 8, 2002 (unaudited)

NOTE A
Significant Accounting Policies
Alliance New York Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on January 30, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. of 6,667 shares for the amount of $100,005 on January 23, 2002. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs
The Fund has incurred $143,450, an amount equal to $.03 per share of common shares issued, for offering costs of which were charged to paid-in capital. As of March 8, 2002, the Fund has paid an amount equal to $102,474 of these expenses and an amount equal to $40,976 remains outstanding. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay any additional organization expenses and offering costs that exceed the $.03 per share amount.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fees
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee payable monthly, in a maximum amount equal to .65% of the Fund's average daily net assets. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .30% of average daily net assets for the first 5 full years of the Fund's operations, .25% of average daily net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9, and ..05% in year 10. For the period ended March 8, 2002, the amount of such fee waived was $20,734.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $66,149,441 and $1,977,920, respectively, for the period ended March 8, 2002. There were no purchases or sales of U.S. government and government agency obligations for the period ended March 8, 2002.

At March 8, 2002, the cost of investments for federal income tax purposes was $69,084,616. Accordingly, gross unrealized appreciation of investments was $28,058 and gross unrealized depreciation of investments was $467,296 resulting in net unrealized depreciation of $439,238.

NOTE D
Common Stock
There are 2,000,000,000 shares of $.001 par value common stock authorized. Of the 4,781,667 shares outstanding at March 8, 2002, the Adviser owned 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 4,575,000 shares. Also, the Fund issued an additional 200,000 shares in connection with the exercise by the underwriters of the over-allotments option.

NOTE E
Subsequent Events
The Fund expects to issue Preferred Shares on or about March 27, 2002. Also, the Fund has issued an additional 45,000 Common Shares on March 15, 2002. The additional offering costs with respect to these Common Shares and Preferred Shares are estimated to be $1,350 and $173,440, respectively.

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common
Stock Outstanding Throughout The Period

                                                 January 30,
                                                 2002(a) to
                                                 March 8, 2002
                                                 (unaudited)
                                                 -------------

Net asset value, beginning of period                 $14.33
Income From Investment Operations
Net investment income(b)(c)                            0.06
Net realized and unrealized
    loss on investment transactions                   (0.10)
Net decrease in net asset value from
    operations                                        (0.04)
Offering costs                                        (0.03)
Net asset value, end of period                       $14.26
Market value, end of period                          $15.01
-----------------------------------------------------------------
Total Investment Return
Total investment return based on:(d)
Market value                                           0.07%
Net asset value                                       (0.49)%
Ratios/Supplemental Data:
Net assets, end of period
    (000's omitted)                                 $68,197
Ratio to average net assets of:
    Expenses, net of fee waivers(e)                    0.71%
    Expenses, before fee waivers(e)                    1.01%
    Net investment income, net of
      fee waivers(e)                                   3.73%
    Net investment income, before
      fee waivers(e)                                   3.43%
Portfolio turnover rate                                   3%

(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c)  Net of fees waived by the Adviser.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods.

     Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized.

               APPENDIX A:  Articles Supplementary

                   [To be added by amendment.]

                    APPENDIX B: BOND RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher upper grade obligations; Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer-term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch, Inc. International Long-Term Credit Ratings

Investment Grade

         AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

         BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch, Inc. International Short-Term Credit Ratings

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default. Notes to Long-term and Short-term ratings:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Fund's securities, please refer to "The Fund's Investments - Investment
Objectives and Policies" in the Prospectus.

        APPENDIX C: FUTURES CONTRACTS AND RELATED OPTIONS

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

              At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

              The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

              In addition, futures contracts entail risks.
Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Funds are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Funds must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Fund that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                           APPENDIX D
                 FACTORS PERTAINING TO NEW YORK

      The following is based on information obtained from the Annual Information Statement of the State of New York, dated
October 2, 2001, and the Annual Information Statement Update, dated January 31, 2002.

Debt Reform Act of 2000

         The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts); (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

      The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14.

      The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget ("DOB") expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits. The DOB expects that debt outstanding and debt service costs for the

2000-2001 fiscal year will be within the statutory caps applicable to debt issued on or after April 1, 2000. In addition, the DOB expects that debt outstanding and debt service costs for the 2001-2002 fiscal year also will be within the statutory caps.

New York Local Government Assistance Corporation

         In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

      U.S. Economy. The nation's largest economic expansion ended in March 2001. Real U.S. Gross Domestic Product (GDP) declined by 1.3 percent during the third quarter of 2001, following growth of 0.3 percent in the second quarter. The DOB is now forecasting a recession stretching the calendar year 2002, with a slow but sustained recovery beginning in the middle of the year.

      The events of September 11, 2001 have exacerbated the national economic slowdown. Since the attack, the airline industry has lost substantial revenues, non-auto retail sales have plunged and remain weak, and tourist activity remains significantly below the pre-September 11 level. However, the Federal Reserve rate cuts and government spending increases associated with the September 11 attacks, combined with the already enacted tax cuts, are expected to provide a monetary and fiscal stimulus to the economy in 2002. Given DOB's assumptions concerning the magnitude and the effectiveness of the stimulus, the DOB estimates that the U.S. economy, as measured by real U.S. GDP, will grow l.0 percent for 2001 and 0.4 percent for 2002.


      Private sector profits declined significantly in 2001, resulting in several rounds of employee layoffs. The unemployment rate is expected to rise from 4.8 percent for 2001 to 6.6 percent for 2002. U.S. personal income is projected to grow 2.8 percent for 2002, following an estimated growth of 5.0 percent in 2001.

         There are significant risks to the current forecast. If either monetary or fiscal policy is less effective than expected, the recession could be both longer and deeper than predicted. Weaker corporate profits than projected could, in turn, produce even more employee layoffs and less capital investment than anticipated. Similarly, if the stock market fails to rebound when expected in calendar 2002, the resulting additional loss of household wealth, coupled with employee layoffs, could further reduce wage, personal income, and consumption growth. World economic growth could be substantially worse than expected.

         However, if monetary and fiscal policies are more effective than projected, or if the stock market rebounds earlier than expected, economic growth could rise above the forecast. Finally, the current outlook is predicated upon the assumption that no additional major disruption will occur again within the forecasting period. However, with the nation at war abroad and on high alert domestically, the risk of an adverse shock to the U.S. economy is extremely high.

      New York Economy.   DOB estimates that tens of thousands
of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost 30,000 jobs, many of which have been either laid off or relocated out-of-state. Other industries estimated to have experienced severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contract, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, State employment is expected to have grown a modest 0.1 percent for 2001 and to decline 1.2 percent for 2002.


      DOB estimates that the events of September 11 will also have a significantly negative impact on securities industry profits. The fall in profit growth is expected to result in a severe decline in finance and insurance industry cash bonuses. This decline will likely be exacerbated by firms weighting their bonus payouts more heavily than usual in favor of stock options as well as by the transfer of dislocated workers out-of-state. Lower growth in both employment and bonus income is expected to result in personal income growth of 2.6 percent for 2001, followed by growth of 1.1 percent for 2002.

         The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to the DOB forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker State economy.

      A substantial amount of Federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center attacks. At the request of the Governor, the President has waived any matching requirement for the State and New York City (which is typically 25 percent of eligible costs), so that the Federal government will provide 100 percent reimbursement for the cost of reuse, recovery, debris removal and public infrastructure repair and reconstruction. As of January 31, 2002, the Congress has appropriated $10.4 billion for these purposes. This Federal "pass-through" disaster aid is projected by the DOB to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity.

2001-02 Fiscal Year Financial Plan


      Mid-Year Update (2001-02). On November 8, 2001, the State issued an update to the 2001-02 Financial Plan (the "Mid-Year Plan"). In the Mid-Year Plan, the State continued to project that the Financial Plan for 2001-02 would remain in balance for the duration of the fiscal year after the use of $1.50 billion in existing General Fund reserves.

      The Mid-Year Plan projected General Fund receipts and transfers from other funds would total $42.09 billion in 2001-02. The net decrease of $1.52 billion from the Financial Plan issued in September (the "September Plan") was comprised of a $1.63 billion downward revision in estimated receipts primarily related to the World Trade Center attacks, offset in part by $114 million in additional revenues from legislative action in October related to the gas import tax.

         Personal income tax ("PIT") receipts were projected to total $27.10 billion in 2001-02, a decline of $1.09 billion from the September Plan. The revised PIT projection reflected the anticipated adverse economic impact of the World Trade Center disaster, including significant reductions in wages, employment, financial sector bonuses, and capital gains income. DOB forecasted a significant decline in both withholding taxes (down $941 million) and estimated payments (down $120 million) compared to the September Plan estimate. DOB projected financial sector bonuses to decline by 50 percent, and taxable capital gains realizations by 35 percent, from calendar year 2000. The forecast projected actual year-over-year decreases in New York State adjusted gross income and personal income tax liability for both the 2001 and 2002 years.

      The World Trade Center attacks were also expected to reduce user tax and fee collections in 2001-02. The Mid-Year Plan projected these tax receipts to total $7.04 billion in the current year, a decline of $52 million from the September Plan. Projected sales tax collections were lowered by $56 million, reflecting the decline in consumer confidence, lower tourism spending, and the anticipated decline in personal income and employment. Modest upward revisions in cigarette and alcoholic beverage taxes partially offset the projected decline in the sales tax.

      DOB also lowered its projection for business tax collections by $329 million from the September Plan projection of $3.98 billion due to several factors, including the adverse impact of the World Trade Center disaster on financial services firms, declining corporate profits, and banking losses. Compared to the September Plan, the Mid-Year Plan forecasted declines in collections for significant components of the business taxes, including the corporation franchise tax ($215 million), bank franchise taxes ($89 million), and corporation and utilities taxes ($50 million). Receipts in the latter category include an upward adjustment of $114 million to reflect the impact of recent legislation that corrected constitutional flaws related to the gas import tax.

         General Fund disbursements and transfers to other funds were projected to total $41.97 billion in 2001-02, a decrease of $20 million from the September Plan. The decrease reflected General Fund savings of $188 million from the use of TANF resources for welfare and child welfare costs, offset in part by funding for not-for-profit organizations ($100 million) and a new economic stimulus program ($68 million). The $100 million will be transferred from the General Fund to the Miscellaneous Special Revenue Fund and be disbursed to various not-for-profit groups that provide critical human services or emergency relief services. The economic stimulus package included funding for economic development programs, such as grants and loans to businesses to support job creation, high-tech/biotech initiatives, and tourism promotion through the "I Love New York" marketing campaign.

         The General Fund ended the first six months of fiscal year 2001-02 with a cash balance of $5.55 billion, $489 million below the estimate in the September Plan (as adjusted for fund reclassifications). General Fund receipts and transfers from other funds totaled $23.56 billion through September. Receipts and transfers were $502 million below the cashflow projections in the September Plan, due in part to the economic impact of the World Trade Center attacks and an extension of the filing deadline for making estimated tax payments from September 15 to December 15.

         General Fund disbursements and transfers to other funds totaled $19.11 billion through September, a decrease of $13 million from the September Plan. The variance is attributable to the timing of payments and is not expected to alter year-end results.

      January Update (2001-2002). The State revised the cash basis 2001-02 State Financial Plan on January 22, 2002 (the "January Plan"), with the release of the 2002-03 Executive Budget. The January Plan projects that the State will close the 2001-02 fiscal year with a cash balance of $2.08 billion in the General Fund, an increase of $862 million from the Mid-Year Plan. This increase results from $344 million in higher projected receipts and $518 million in lower spending, as described in more detail below.

      General Fund receipts and transfers from other funds are projected to total $42.43 billion in 2001-02, an increase of $344 million from the projections contained in the Mid-Year Plan. The upward revisions are based on updated economic data and actual tax collections through December 2001. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by DOB in the immediate aftermath of the September 11 attacks.

      Personal income tax receipts for fiscal year 2001-02 are estimated to total $26.98 billion, a decrease of $119 million from the Mid-Year Plan. The estimated decrease is primarily comprised of downward revisions to prepayments on 2001 tax liability. The reestimates are also affected by an additional $11 million deposit into the tax refund reserve account at the end of the fiscal year to provide a reserve for the reduction in the marriage penalty effective January 1, 2001. The Financial Plan also reflects the impact of tax refund reserve account transactions at the close of fiscal year 2001-02 which have the effect of decreasing reported personal income tax receipts in the 2001-02 fiscal year while increasing available receipts in the 2002-03 fiscal year.

      User tax and fee receipts in fiscal year 2001-02 are projected at $7.08 billion, $40 million above the Mid-Year Plan. The revision reflects modestly improved collection experience since the Mid-Year Plan. Business taxes are now projected at $3.83 billion in fiscal year 2001-02, an increase of $179 million from the Mid-Year Plan, reflecting better than expected results through December for the corporate utility, insurance and bank taxes. Finally, the yield from other taxes in fiscal year 2001-02 is estimated at $780 million, $59 million higher than the Mid-Year Plan, reflecting modest revisions based on collection experience to date.

      Miscellaneous receipts for fiscal year 2001-02 are estimated at $1.61 billion, $103 million above the Mid-Year Plan.
The change reflects an unanticipated payment from the Thruway
Authority and higher than expected receipts from abandoned property and investment income.

      Transfers from other funds in fiscal year 2001-02 are expected to total $2.15 billion, $82 million above the Mid-Year Plan. The increase reflects better than anticipated year-to-date collection experience for the sales and real estate transfer taxes, as well as a reduction in debt service requirements for the Thruway Authority.

      The State projects General Fund disbursements and transfers to total $41.46 billion in fiscal year 2001-02, a decrease of $518 million from the Mid-Year Plan. The change is comprised of $578 million in lower projected spending, partially offset by $60 million in higher costs related to the World Trade Center cleanup ($30 million) and counter terrorism measures ($30 million).

      Projected spending was lowered by $578 million to reflect revised school aid spending data submitted to the State by school districts ($116 million), lottery reestimates ($194 million), and various management initiatives across state agencies ($268 million). The management initiatives include savings from a statewide hiring freeze, a reduction in discretionary non-personal service spending in all state agencies, and lower debt service costs due to use of the Debt Reduction Reserve Fund ("DRRF") to defease high-cost state debt. Spending to promote tourism ($20 million) and to provide loan guarantees for businesses ($5 million) in the wake of the World Trade Center disaster, as well as increased overtime and other costs to ensure public safety, partially offset the declines.


      DOB projects a closing balance in the General Fund of $2.08 billion in 2001-02, excluding amounts on deposit in the refund reserve account, as described below. The balance is comprised of $1.13 billion in reserves for economic uncertainties (all of which will be used to help balance the 2002-03 Financial
Plan), an increase of $852 million from the projection in the Mid-Year Plan; $710 million in the Tax Stabilization Reserve Fund, after a planned $83 million deposit in 2001-02; $142 million in the Community Projects Fund, which pays for legislative and gubernatorial initiatives; $81 million in the Contingency Reserve Fund after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit, and $11 million in the Universal Pre-Kindergarten Fund.


      The State expects to have a projected $1.75 billion balance in the tax refund reserve account at the end of 2001-02, a decrease of $1.77 billion from the $3.52 billion balance available at the end of 2000-01. The 2001-02 amount includes the $1.13 billion in reserves for economic uncertainties reported in the closing General Fund balance. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. In addition to the $1.13 billion in General Fund reserves, the projected balance of $1.75 billion is comprised of $521 million from LGAC that may be used to pay tax refunds during 2001-02 but must be on deposit at the close of the fiscal year, and $90 million for other tax refunds.

2000-2001 Fiscal Year

         The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

         In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

         The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

         The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

         The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

         The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

         The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

         General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of
6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

State Financial Practices: GAAP Basis

         2000-01 Fiscal Year

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

         General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or
4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent.

         General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. Net other financing sources in the General Fund decreased $369 million (60.5 percent).

         An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

         Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

         An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local governments
- education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

         1999-2000 Fiscal Year

         The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

         Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

         Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources increased $192 million (45.9 percent).

         An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion.
Revenues increased $4.46 billion over the prior fiscal year (15.3 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

         Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

         An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129 million. Revenues increased $93 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

         1998-99 Fiscal Year

         The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

         Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent.
The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

         Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

         Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over

$170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

         An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

         Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

         An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

         In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and in 2000, the rates were essentially the same. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      The State's current economic outlook is discussed above.


State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $98 billion, only a portion of which constitutes State-supported or State-related debt.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2001-2002 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

         The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes- -including a surcharge on the profits of banks, insurance corporations and several business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

         The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds.
The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

         The 2000-04 Capital Plan assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

         There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the City and the State could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

      The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the World Trade Center on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the World Trade Center disaster may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-97
through 2000-01.   For its 1999-2000 fiscal year, which ended
June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. On March 22, 2001, the staff of the Control Board issued a report indicating that the City was likely to end fiscal year 2001 with a possible surplus of $99 million. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2.6 billion in City fiscal year 2000-01 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $4.3 billion by City fiscal year 2004-05. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal years 2000 and 2001 to finance the City's projected cash flow needs for those fiscal years. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $7.1 billion in 2001 and City funded expenditures are forecast at $4.5 billion in the 2001 fiscal year.

         In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2003 through 2005 to eliminate the $2.4 billion, $2.5 billion and $2.3 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.3 billion, $1.4 billion and $1.2 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

      In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in Fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter.

      Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totaled $200.4 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

         Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 State Financial Plan. The State believes that the proposed 2001-02 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2001-02 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 State Financial Plan.

                             PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.    FINANCIAL STATEMENTS

      The audited Statement of Assets and Liabilities of the Registrant as of January 23, 2002 are incorporated by reference into the Statement of Additional Information filed with this Registration Statement. The unaudited financial statements of the Registrant as of March 8, 2002 are included in the Statement of Additional Information.

2.    EXHIBITS.

(a)   (1)    Amended Articles of Incorporation - Incorporated by
             reference to Exhibit (a) to Pre-Effective Amendment
             No. 1 of the Registrant's Registration Statement on
             Form N-2 for the issuance of Common Shares (File
             Nos. 333-73156 and 811-10577) filed with the
             Securities and Exchange Commission on December 21,
             2001.

      (2) Certificate of Correction - Incorporated by reference to Exhibit (a)2 to Pre-Effective Amendment No. 2 of the Registrant's Registration Statement on Form N-2 for the issuance of Common Shares (File Nos. 333-73156 and 811-10577) filed with the
             Securities and Exchange Commission on January 25,
             2002.

(b) Bylaws - Incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 2 of the Registrant's Registration Statement on Form N-2 for the issuance of Common Shares (File Nos. 333-73156 and 811-10577) filed with the Securities and Exchange Commission on January 25, 2002.

(c)   Not applicable.

(d)   Not applicable.

(e)   Not applicable.

(f)   Not applicable.

(g) Form of Investment Advisory Agreement - Incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 2 of the Registrant's Registration Statement on Form N-2 for the issuance of Common Shares (File Nos. 333-73156 and 811-10577) filed with the Securities and Exchange Commission on January 25, 2002.

(h)   (1)    Form of Underwriting Agreement - Filed herewith.

      (2) Form of Master Agreement Among Underwriters - To be filed by amendment.

      (3) Form of Master Selected Dealer Agreement - To be filed by amendment.

(i)   Not applicable

(j)   Custodian Agreement - Incorporated by reference to Exhibit
      (j) to Pre-Effective Amendment No. 2 of the Registration Statement on Form N-2 for Common Shares of Alliance National Municipal Income Fund, Inc. (File Nos. 333-73130 and 811-10573), filed, with the Securities and Exchange Commission on January 25, 2002, which is substantially identical in all material respects except as to the party which is the Registrant.

(k)   (1)    Form of Transfer Agency Agreement  - Incorporated by
             reference to Exhibit (k)(1) to Pre-Effective
             Amendment No. 2 of the Registration Statement on
             Form N-2 for Common Shares of Alliance National
             Municipal Income Fund, Inc. (File Nos. 333-73130 and
             811-10573), filed with the Securities and Exchange
             Commission on January 25, 2002, which is substantially identical in all material respects except as to the party which is the Registrant.

      (2) Form of Shareholder Inquiry Agency Agreement - Incorporated by reference to Exhibit (k)(2) to Pre-Effective Amendment No. 2 of the Registration Statement on Form N-2 of Alliance National Municipal Income Fund, Inc. (File Nos. 333-73130 and 811-10573), filed with the Securities and Exchange Commission on January 25, 2002, which is substantially identical in all material respects except as to the party which is the Registrant.

      (3)    Form of Auction Agency Agreement between the
             Registrant and The Bank of New York - To be filed by amendment.

      (4) Form of Broker-Dealer Agreement as to the Registrant's Preferred Shares - To be filed by amendment.

      (5)    Form of DTC Representations Letter as to the
             Registrant's Preferred Shares - To be filed by amendment.

(l)   (1)    Opinion and Consent of Seward & Kissel LLP - To be
             filed by amendment.

      (2)    Opinion and Consent of Ballard Spahr Andrews &
             Ingersoll, LLP - To be filed by amendment.

(m)   Not applicable

(n)   Consent of Independent Auditors - Filed herewith.

(o)   Not applicable

(p) Investment Representation Letter - Incorporated by reference to Exhibit (p) to Pre-Effective Amendment No. 2 of the Registrant's Registration Statement on Form N-2 for the issuance of Common Shares (File Nos. 333-73156 and 811-10577) filed with the Securities and Exchange Commission on January 25, 2002.

(q)   Not applicable

(r)   (1)    Code of Ethics for the Fund - Incorporated by
             reference to Exhibit (p)(1) to Post-Effective
             Amendment No. 74 of the Registration Statement on
             Form N-1A of Alliance Bond Fund, Inc. (File Nos.
             2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

      (2) Code of Ethics for the Alliance Capital Management L.P. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2001.

Other Exhibits:

         Powers of Attorney for: Ruth Block, John D. Carifa, David H. Dievler, John H. Dobkin, William H. Foulk, Jr., Dr. James Hester, Clifford L. Michel, and Donald J. Robinson - Incorporated by reference to Other Exhibits to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-2 for Common Shares (File Nos. 333-73156 and 811-10577) filed with the Securities and Exchange Commission on December 21, 2001.

ITEM 25.  MARKETING ARRANGEMENT*

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC Registration fees                                  $[______]*
National Association of Securities Dealers, Inc. fees $[______]* Printing (other than stock certificates) and
   related delivery expenses                           $[______]*
Engraving and printing stock certificates              $[______]*
Legal fees and expenses                                $[______]*
Rating Agency Fees                                     $[______]*
Fees and expenses of qualification under state
   securities laws (excluding fees of counsel)         $[______]*
Auditing fees and expenses                             $[______]*
Miscellaneous                                          $[______]*

Total                                                  $[______]*

_____________________
*  To be completed by amendment.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
          REGISTRANT

Not applicable


ITEM 28.     NUMBER OF HOLDERS OF SECURITIES (as of March 14,
             2002)

TITLE OF CLASS                           NUMBER OF RECORD HOLDERS

Preferred Shares ($0.001 par value per share)      0

ITEM 29.  INDEMNIFICATION

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Amended Articles of Incorporation filed as Exhibit
(a), Article IX of the Registrant's Bylaws filed as Exhibit (b) and Section 8 of the Underwriting Agreement filed as Exhibit
(h)(1). The Adviser's liability for any loss suffered by the Registrant or its stockholders is set forth in Section 4 of the Investment Advisory Agreement filed as Exhibit (g) to this Registration Statement.

         SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW
         READS AS FOLLOWS:

              2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

              (i) When used with respect to a director, the office of director in the corporation; and

              (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                   (b)(1)  A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
              material to the matter giving rise to the proceeding; and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and deliberate
              dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

         (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

         (3)  (i)   The termination of any proceeding by
         judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

              (ii)  The termination of any proceeding by
         conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

         (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

              (i)  For a proceeding brought to enforce
         indemnification under this section; or

              (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

              (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

              (d)  Unless limited by the charter:

         (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

         (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

         (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

         (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
         (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection
         (c) shall be limited to expenses.

              (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

              (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

              (2)  Such determination shall be made:

         (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

         (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

         (iii) By the stockholders.

              (3)  Authorization of indemnification and
         determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

              (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

         (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

         (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

              (g)  The indemnification and advancement of
         expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

              (1)  The corporation shall be deemed to have
         requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection
         (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
         (d);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

              (1) Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION
READS AS FOLLOWS:

              (1) To the full extent that limitations on the liability of directors and officers are permitted by the

         Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

              (3) No provision of this Article EIGHTH shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct to his office.

              (4) References to the Maryland General Corporation Law in this Article EIGHTH are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article EIGHTH based on any event, omission or proceeding prior to the amendment.

ARTICLE IX OF THE REGISTRANT'S BY-LAWS READS AS FOLLOWS:

         Section 1. Indemnification of Directors and Officers and Other Persons. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the MGCL. The Corporation shall indemnify its current and former officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its current and former directors and officers and those persons who, at the request of the Corporation, serve or have served as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan against all expenses, liabilities and losses (including attorneys' fees, judgments, fines and amounts paid in settlement) reasonably incurred or suffered by them in connection with being such a director, officer or other person serving as described above. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.
This Article shall not protect any such person against any liability to the Corporation or to its security holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office ("disabling conduct").

         Section 2. Advances. Any current or former director or officer of the Corporation shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by such current or former director or officer in connection with the matter as to which he or she may be entitled to indemnification in the manner and, subject to the conditions described below, to the fullest extent permissible under the MGCL. The person seeking indemnification shall provide to the Corporation a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking by the person seeking indemnification or on behalf of such person to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the MGCL, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

         Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person, who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

         Section 6. Amendments. References in this Article are to the MGCL and to the Investment Company Act of 1940 as from time to time amended. No amendment of these Bylaws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         The Underwriting Agreement between the Registrant, Alliance Capital Management L.P. (the "Manager") and Salomon Smith Barney Inc. (the "Underwriter") provides that the Registrant and the Manager will, jointly and severally, agree to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any sales material (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Fund by or on behalf of the Underwriter expressly for use in connection therewith; provided, however, that the foregoing indemnity with respect to the Registration Statement, the Prospectus or any Prepricing Prospectuses (or any amendment or supplement to any of the foregoing) shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Shares, if it is shown that a copy of the Prospectus, as then amended or supplemented, which would have cured any defect giving rise to such loss, claim, damage, liability or expense was not sent or delivered to such person by or on behalf of such Underwriter, if required by law to be so delivered, at or prior to the confirmation of the sale of such Shares to such person and such Prospectus, amendments and supplements had been provided by the Registrant to the Underwriter in the requisite quantity and on a timely basis to permit proper delivery. The foregoing indemnity agreement shall be in addition to any liability which the Registrant or the Manager may otherwise have.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ALLIANCE

         The descriptions of Alliance Capital Management L.P.
under the caption "Management of the Fund-Investment Adviser" in the Prospectus and in the Statement of Additional Information are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and as amended through the date hereof is incorporated by reference herein.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094, at the offices of State Street Bank and Trust Company, the Registrant's Custodian, LaFayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111, and at the offices of EquiServe Trust Company, the Registrant's Transfer Agent, Dividend-Disbursing Agent and Registrar, 150 Royall Street, Canton, Massachusetts 02021. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

1. Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4.    Not applicable.

5.    The Registrant undertakes that:

      a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective.

      b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 21st day of March, 2002.

                    Alliance New York Municipal Income Fund, Inc.


                    By /s/ John D. Carifa
                       ------------------------------
                        John D. Carifa
                        Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title               Date
      ---------                        -----               ----

(1)   Principal Executive Officer      Chairman and        March 21, 2002
                                       President

      /s/ John D. Carifa
      --------------------------
      John D. Carifa


(2)  Principal Financial and           Treasurer and       March 21, 2002
      Accounting Officer:              Chief Financial
                                       Officer

      /s/Mark D. Gersten
     --------------------------
      Mark D. Gersten

(3)  All of the Directors                                  March 21, 2002
      Ruth Block
      John D. Carifa
      David H. Dievler
      John H. Dobkin
      William H. Foulk, Jr.
      Dr. James Hester
      Clifford L. Michel
      Donald J. Robinson


By:   /s/ Edmund P. Bergan, Jr.
      --------------------------
      Edmund P. Bergan, Jr.
      (Attorney-in-fact)

                          Exhibit Index


                                                         Item No.

Consent of Ernst & Young LLP                             24(2)(n)















































                              C-20
00250209.AW0